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                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                         (SINGLE-FAMILY MORTGAGE LOANS)

                                    BETWEEN

                        INDUSTRY MORTGAGE COMPANY, L.P.,
                         a Delaware limited partnership

                                      AND

                          IMC CORPORATION OF AMERICA,
                             a Delaware corporation

                                      AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation

                        ________________________________



                           Dated as of March 29, 1996


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1. DEFINITIONS
   1.1  Defined Terms ......................................................   1
   1.2  Other Definitional Provisions ......................................  11


2. THE CREDIT .............................................................   11
    2.1 The Commitment ....................................................   11
    2.2 Procedures for Obtaining Advances .................................   14
    2.3 Note ..............................................................   16
    2.4 Principal Payments ................................................   16
    2.5 Expiration of Commitment ..........................................   20
    2.6 Method of Making Payments .........................................   20
3.  COLLATERAL ............................................................   20
    3.1 Grant of Security Interest ........................................   20
    3.2 Release of Security Interest in Collateral ........................   24
    3.3 Mark-to-Market ....................................................   25
    3 4 Release of Collateral .............................................   26
    3.5 Collection and Servicing Rights ...................................   27
    3.6 Return of Collateral at End of Commitment .........................   27
4.  CONDITIONS PRECEDENT ..................................................   27
    4.1 Initial Advance ...................................................   27
    4.2 Each Advance ......................................................   31
5.  REPRESENTATIONS AND WARRANTIES ........................................   32
    5.1 Organization; Good Standing; Subsidiaries .........................   32
    5.2 Authorization and Enforceability ..................................   32
    5.3 Approvals .........................................................   33


                                        i






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
    5.4  Financial Condition ..............................................   33

    5.5  Litigation .......................................................   34

    5.6  Compliance with Laws .............................................   34

    5.7  Regulations G and U ..............................................   34

    5.8  Investment Company Act ...........................................   34

    5.9  Payment of Taxes .................................................   34

    5.10 Agreements .......................................................   35

    5.11 Title to Properties ..............................................   35

    5.12 ERISA ............................................................   35

    5.13 Eligibility ......................................................   36

    5.14 Place of Business ................................................   36

    5.15 Special Representations Concerning Collateral ....................   36

    5.16 Servicing ........................................................   38

    5.17 Special Representations Concerning Pledged Servicing
         Contracts ........................................................   38

    5.18 Special Representations Concerning Subwarehousing
         Collateral .......................................................   39

6.  AFFIRMATIVE COVENANTS .................................................   41

    6.1 Payment of Note ...................................................   41

    6.2 Financial Statements and Other Reports ............................   42

    6.3 Maintenance of Existence; Conduct of Business .....................   44

    6.4 Compliance with Applicable Laws ...................................   44

    6.5 Inspection of Properties and Books ................................   44

    6.6 Notice ............................................................   45

    6.7 Payment of Debt, Taxes, etc ........................................   46

    6.8 Insurance .........................................................   46

    6.9 Closing Instructions ..............................................   46



                                       ii


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
    6.10 Other Loan Obligations ...........................................   46

    6.11 Use of Proceeds of Advances ......................................   47

    6.12 Special Affirmative Covenants Concerning
         Collateral .......................................................   47

7. NEGATIVE COVENANTS .....................................................   48

     7.1 Contingent Liabilities ...........................................   48

     7.2 Sale or Pledge of Servicing Contracts ............................   48

     7.3 Merger; Sale of Assets; Acquisitions .............................   49

     7.4 Loss of Eligibility ..............................................   49

     7.5 Debt to Adjusted Tangible Net Worth Ratio ........................   49

     7.6 Minimum Net Worth ................................................   49

     7.7 Minimum Adjusted Tangible Net Worth ..............................   49

     7.8 Minimum Pledged Servicing Portfolio ..............................   49

     7.9 Transactions with Affiliates .....................................   49

     7.10 Acquisition of Recourse Servicing Contracts .....................   50

     7.11 Distributions, Withdrawals of Capital and Other
          Actions .........................................................   50

     7.12 Special Negative Covenants Concerning Collateral ................   50

     7.13 Deferral of Subordinated Debt ...................................   51

8. DEFAULTS; REMEDIES .....................................................   51

     8.1 Events of Default ................................................   51

     8.2 Remedies .........................................................   55

     8.3 Application of Proceeds ..........................................   59

     8.4 Lender Appointed Attorney-in-Fact ................................   60

     8.5 Right of Set-Off .................................................   60

9. NOTICES ................................................................   61

10. REIMBURSEMENT OF EXPENSES; INDEMNITY ..................................   62


                                       iii




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
11. FINANCIAL INFORMATION .................................................   63

12. MISCELLANEOUS .........................................................   64

    12.1 Terms Binding Upon Successors; Survival of
         Representations ..................................................   64

    12.2 Assignment .......................................................   64

    12.3 Amendments .......................................................   64

    12.4 Governing Law ....................................................   64

    12.5 Participations ...................................................   64

    12.6 Relationship of the Parties ......................................   65

    12.7 Severability .....................................................   65

    12.8 Operational Reviews ..............................................   65

    12.9 Consent to Jurisdiction ..........................................   65

    12.10 Counterparts ....................................................   66

    12.11 Entire Agreement ................................................   66

    12.12 Waiver of Jury Trial ............................................   66





                                       iv



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                                    EXHIBITS


         Exhibit A                Promissory Note

         Exhibit B                (Intentionally Omitted)

         Exhibit C-SF             Request for Advance Against Single
                                  Family Mortgage Loans
         Exhibit C-SUBW           Subwarehousing Advance Request

         Exhibit D-SF             Procedures and Documentation for
                                  Warehousing Single Family Mortgage
                                  Loans
         Exhibit D-SUBW           Procedures and Documentation for
                                  Warehousing Subwarehousing Mortgage
                                  Loans

         Exhibit E-1              Schedule of Servicing Contracts
         Exhibit E-2              Schedule of Pledged Servicing
                                  Contracts

         Exhibit F-1              Subordination of Debt Agreement
                                  (Industry)
         Exhibit F-2              Subordination of Debt Agreement
                                  (IMC)

         Exhibit G                Subsidiaries

         Exhibit H                Legal Opinion

         Exhibit I-SF             Officer's Certificate

         Exhibit J                Schedule of Existing Warehouse Lines

         Exhibit K-1              Funding Bank Agreement (Wire)
         Exhibit K-2              Funding Bank Agreement (Checks)

         Exhibit L                (Intentionally Omitted)

         Exhibit M                Bailee Pledge Agreement

         Exhibit N                Terms of Guaranteed Obligations

         Exhibit O                Supplemental Pledge Agreement

         Exhibit P                Contingent Liabilities






                                        v





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     THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of March 29, 1996,
between  INDUSTRY  MORTGAGE  COMPANY,   L.P.,  a  Delaware  limited  partnership
("Industry"), and IMC CORPORATION OF AMERICA, a Delaware corporation ("IMC," Industry and IMC are hereinafter collectively referred to as the "Borrowers"), having their principal office at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

     WHEREAS, the Borrowers and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Borrowers;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. DEFINITIONS.

                 1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

                 "Acknowledgment Agreement" has the meaning set forth in Section
            8.2(i) hereof.

                 "Acquisition  Cost" means, for a Mortgage Loan purchased by the
            Borrowers from another Person, the amount paid in cash by the Borrowers for such Mortgage Loan, and for a Mortgage Loan originated by the Borrowers, the Mortgage Note Amount.

                 "Adjustable Rate Mortgage Loan" means a Single-family Mortgage
            Loan that bears interest at a fluctuating rate and that is eligible for purchase by an Investor.

                 "Adjusted  Servicing  Portfolio"  means,  for any  Person,  the
            Servicing Portfolio of such Person, but excluding the principal balance of Mortgage Loans included in the Servicing Portfolio at such date (a) on which more than one payment of principal or interest is past due, (b) which constitute Recourse Servicing Contracts, or (c) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the Lender), or (d) which are serviced by the Borrowers for others under subservicing arrangements.

                 "Adjusted  Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights (provided, that Company Securities consisting of interest-only strips or residual interests in Securitization Pools shall not be considered capitalized excess servicing fees or capitalized servicing

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            rights),  plus one percent (1%) of the Adjusted Servicing Portfolio, and plus deferred taxes arising from capitalized excess servicing fees.

                 "Advance"   means  a  disbursement  by  the  Lender  under  the
            Commitment pursuant to Article 2 of this Agreement, including, without limitation, Warehousing Advances, Premium Advances, Subwarehousing Advances, Wet Settlement Advances and readvances of funds previously advanced to the Borrowers and repaid to the Lender.

                 "Advance  Request" has the meaning set forth in Section  2.2(a)
            hereof.

                 "Affiliate"  has the  meaning  set  forth in Rule  12b-2 of the
            General Rules and Regulations under the Exchange Act.

                 "Agreement"   means  this   Warehousing   Credit  and  Security
            Agreement (Single Family Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

                 "Approved  Custodian"  means a pool  custodian  or other Person which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or a Securitization Pool, or for an Investor that has agreed to purchase such Mortgage Loan.

                 "Approved  Subwarehousing  Agreement" means a loan and security agreement acceptable to Lender between either of the Borrowers and a Person (other than an Affiliate) acceptable to the Lender, pursuant to which such Borrower makes loans to such Person against the pledge to such Borrower of Mortgage Loans to secure such loans, which provides for such loans to be evidenced by a promissory note payable to such Borrower, and pursuant to which the loans made by such Borrower thereunder and the related rights and remedies (including, without limitation, security interests) are assignable to the Lender. The Lender may at any time, by written notice to the Borrowers, reject any loan and security agreement or the borrower thereunder submitted by the borrowers, or require the written consent of the borrower thereunder to the Lender's security interest therein, or designate any Approved Subwarehousing Agreement or Subwarehousing Borrower as no longer acceptable. Upon receipt of such written notice, the security agreement and Person named in such notice shall no longer be considered an Approved Subwarehousing Agreement or Subwarehousing Borrower hereunder for purposes of subsequent Subwarehousing Advances. Without limiting the generality of the Lender's approval rights as described above, no loan and security agreement shall be an Approved Subwarehousing Agreement unless the Subwarehousing Borrower has been

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            irrevocably  directed  to, and has agreed to,  make all  payments of principal on Subwarehousing Loans thereunder to or for the account of the Lender, and a copy of the Subwarehousing Borrower's agreement has been delivered to the Lender.

                 "Bailee Pledge  Agreement" has the meaning set forth in Section
            2.2(b) hereof.

                 "Borrowers" has the meaning set forth in the first paragraph of this Agreement.

                 "Business  Day" means any day excluding  Saturday or Sunday and excluding any day on which national banking associations are closed for business.

                 "Cash  Collateral  Account"  means  a  demand  deposit  account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

                 "Closing Date" means March , 1996.

                 "Collateral" has the meaning set forth in Section 3.1 hereof.

                 "Collateral  Documents"  has the  meaning  set forth in Section
            2.2(a) hereof.

                 "Commitment"  has the  meaning  set  forth  in  Section  2.1(a)
            hereof.

                 "Commitment   Amount"  means   Seventy-Five   Million   Dollars
            ($75,000,000).

                 "Company    Securities"    means    securities    (other   than
            Mortgage-backed Securities) issued by Industry, a Subsidiary of Industry other than IMC, or a trust created by Industry or a Subsidiary of Industry other than IMC, that are backed by Mortgage Loans.

                 "Debt" means,  with respect to any Person,  at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves and deferred taxes arising from capitalized excess servicing fees.

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                 "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

                 "Eligible  Mortgage  Loan"  means  a First  Mortgage  Loan or a
            Second Mortgage Loan, including, without limitation, a Home Equity Loan.

                 "ERISA" means the Employee  Retirement  Income  Security Act of
            1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

                  "Event of Default" means any of the conditions or events
             set forth in Section 8.1 hereof.

                  "Exchange Act" means the  Securities  Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Fair Market  Value" means at any time for a Mortgage Loan or the related Mortgage-backed Security or Company Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security or Company Security), the market price for such Mortgage Loan, Mortgage-backed Security or Company Security, determined by the
             Lender,   based  on  market  data  for  similar   Mortgage   Loans,
             Mortgage-backed Securities or asset-backed Securities and such other criteria as the Lender deems appropriate.

                  "FHA" means the Federal Housing Administration and any
             successor thereto.

                  "FHLMC" means the Federal Home Loan Mortgage Corporation
             and any successor thereto.

                  "FICA" means the Federal Insurance Contributions Act.

                  "FIRREA" means the Financial Institutions Reform, Recovery and
             Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "First  Mortgage"  means a Mortgage which  constitutes a first
             Lien on the property covered thereby.

                  "First Mortgage Loan" means a Mortgage Loan secured by a
             First Mortgage.

                  "FNMA" means the Federal National Mortgage Association
             and any successor thereto.

                  "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

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                  "Funding   Bank   Agreement"   means  the   letter   agreement
             substantially in the form of Exhibit K hereto.

                  "GAAP" means  generally  accepted  accounting  principles  set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "General  Partner"  means a general  partner of Industry.  The
             General Partner of Industry as of the date hereof is INDUSTRY MORTGAGE CORPORATION, a Delaware corporation.

                  "GNMA" means the Government National Mortgage Association
             and any successor thereto.

                  "Hedging  Arrangements" means, with respect to any Person, any agreements or other arrangement (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into by such Person to protect itself against changes in interest rates.

                  "Home  Equity  Loan"  means an  open-ended  revolving  line of credit that is a Mortgage Loan secured by a Mortgage.

                  "HUD"  means  the  Department  of  Housing  and  Urban
             Development and any successor thereto.

                  "HUD 203(K)  Escrow  Amount"  means,  with  respect to any HUD
             203(K) Mortgage Loan, the portion of such HUD 203(K) Mortgage Loan that was disbursed into an escrow account to finance the rehabilitation or repair of the related single family property.

                  "HUD 203(K) Mortgage Loan" means an FHA insured  Mortgage Loan secured by a First Mortgage, of which the HUD 203(K) Escrow Amount will be used for the purpose of rehabilitating and/or repairing the related single family property, and which satisfies the definition of "rehabilitation loan" under 24 C.F.R. Section 203.50(a).

                  "Indemnified Liabilities" has the meaning set forth in
             Article 10 hereof.

                  "Internal  Revenue  Code" means the  Internal  Revenue Code of
             1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

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                  "Investor"  means  FNMA,  FHLMC or a  financially  responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

                  "Lender"  has the meaning set forth in the first  paragraph of this Agreement.

                  "Lien"  means  any  lien,  mortgage,  deed of  trust,  pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Loan  Documents"  means this Agreement,  the Note, a separate agreement between the Borrowers and the Lender concerning interest, fees and other charges, any agreement of the Borrowers relating to Subordinated Debt, and each other document, instrument or agreement executed by the Borrowers in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

                  "Margin  Stock"  has the  meaning  assigned  to  that  term in
             Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Maturity  Date"  means  the  earlier  of:  (a) the  close  of business on August 31, 1996, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section 8.2 below.

                  "Mixed  Use   Property"   means  any  improved  real  property
             containing both (a) one- to four-family residences and (b) a commercial establishment.

                  "Mixed Use Property Mortgage Loan" means a Mortgage Loan
             secured by a Mortgage covering a Mixed Use Property.

                  "Mortgage"  means a mortgage or deed of trust on improved real property. A Mortgage may be a First Mortgage or a Second Mortgage.

                  "Mortgage-backed   Securities"   means  GNMA,  FNMA  or  FHLMC
             securities that are backed by Mortgage Loans.

                  "Mortgage  Loan" means any loan  evidenced by a Mortgage  Note and secured by a Mortgage. The term "Mortgage Loan" shall include First Mortgage Loans and Second Mortgage Loans unless the context otherwise requires.

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                  "Mortgage Note" means a promissory note secured by a Mortgage.

                  "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

                  "Mortgage Pool" means a pool of one or more Pledged  Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

                  "Multiemployer  Plan" means a "multiemployer  plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the Borrowers or any General Partner.

                  "Multifamily Mortgage Loan" means a Mortgage Loan secured by a
             Mortgage on improved Multifamily Property.

                  "Multifamily  Property" means containing or which will contain more than four (4) dwelling units.

                  "Net Worth" means with respect to any Person at any date,  the excess of total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof.

                  "Nonrecourse  Servicing  Contract" means a Servicing  Contract under which the Borrowers are not obligated to repurchase or indemnify the holder of Mortgage Loans as a result of a default on the Mortgage Loans occurring more than six months after the date of such Mortgage Loan; provided, that the Borrowers may be obligated to repurchase or indemnify the holder as a result of a breach of any customary representation or warranty made by the Borrowers, as seller or servicer, in respect of such Mortgage Loans.

                  "Note" has the meaning set forth in Section 2.3 hereof.

                  "Notices" has the meaning set forth in Article 9 hereof.

                  "Obligations" means any and all indebtedness,  obligations and liabilities of the Borrowers to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

                  "Officer's Certificate" means a certificate executed on
             behalf  of  the  Borrowers  by  the  General  Partner's  chief

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




             financial officer or its treasurer or by such other officer as may be designated by the General Partner herein and substantially in the form of Exhibit I-SF attached hereto.

                  "Operating  Account" means a demand deposit account maintained at the Funding Bank in the name of the Borrowers and designated for funding the portion of any Mortgage Loan in excess of the Advance with respect thereto, and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

                  "Participant"  has the  meaning  set  forth  in  Section  12.5 hereof.

                  "Partner"  shall mean any Person  holding a general or limited partnership interest in Industry.

                  "Partnership  Agreement"  means that certain Third Amended and
             Restated Agreement of Limited Partnership for Industry dated as of November 1, 1995, as the same may be amended or supplemented from time to time.

                  "Person"  means and includes  natural  persons,  corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Plans" has the meaning set forth in Section 5.12 hereof.

                  "Pledged  Mortgages"  has the  meaning  set  forth in  Section
             3.1(a) hereof.

                  "Pledged  Securities"  has the  meaning  set forth in  Section
             3.1(c) hereof.

                  "Pledged  Subwarehousing  Mortgages" has the meaning set forth in Section 3.1(b) hereof.

                  "Premium  Advance"  has  the  meaning  set  forth  in  Section
             2.1(c)(2) hereof.

                  "Purchase  Commitment"  means a commitment  issued in favor of the owner of any Mortgage Loans pursuant to which a Person commits to purchase Mortgage Loans, Mortgage-backed Securities or Company Securities.

                  "Recourse Servicing Contract" means a Servicing Contract other than a Nonrecourse Servicing Contract.

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




                  "Release  Amount" has the meaning set forth in Section  3.2(f)
             hereof.

                  "RFC"  means  Residential  Funding  Corporation,   a  Delaware
             corporation, and any successor thereto.

                  "Second  Mortgage" means a Mortgage which constitutes a second
             Lien on the property covered thereby.

                  "Second  Mortgage  Loan"  means a Mortgage  Loan  secured by a
             Second Mortgage.

                  "Securitization  Pool"  means a pool  of one or  more  Pledged
             Mortgages on the basis of which there is to be issued a Company Security.

                  "Servicing  Contract" means,  with respect to any Person,  the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

                  "Servicing  Portfolio"  means,  as to any  Person,  the unpaid principal balance of Mortgage Loans whose Servicing Contracts are owned by such Person.

                  "Single-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences.

                  "Statement  Date" means the date of the most recent  financial statements of the Borrowers (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this Agreement.

                  "Subordinated  Debt" means all  indebtedness  of the Borrowers for borrowed money which is, by its terms (which terms shall have been approved by the Lender), effectively subordinated in right of payment to all other present and future Obligations on terms satisfactory to the Lender, in its sole discretion.

                  "Subsidiary"  means  any  corporation,  association  or  other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Subwarehousing   Advance"   has  the  meaning  set  forth  in
             Subsection 2.1(d) hereof.

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                 "Subwarehousing   Borrower"  means  the  Person  to  which  the
            Borrowers  make  Subwarehousing   Loans  pursuant  to  any  Approved
            Subwarehousing Agreement.

                 "Subwarehousing    Default"    means   any   failure   by   any
            Subwarehousing Borrower to repay any Subwarehousing Loan or any other amount payable under any Approved Subwarehousing Agreement when due.

                 "Subwarehousing  Loan" means a loan made by either  Borrower to any Subwarehousing Borrower pursuant to any Approved Subwarehousing Agreement, provided that (i) such loan is secured by a Subwarehousing Mortgage Loan with respect to which the Collateral Documents have been delivered to the Lender, and (ii) such loan is evidenced by a Subwarehousing Note that has been delivered to the Lender.

                  "Subwarehousing  Mortgage  Loan" means a Mortgage Loan pledged by a Subwarehousing Borrower to either Borrower pursuant to an Approved Subwarehousing Agreement.

                 "Subwarehousing  Note" means a  promissory  note  executed  and delivered by a Subwarehousing Borrower to either Borrower to evidence Subwarehousing Loans made by such Borrower pursuant to an Approved Subwarehousing Agreement.

                  "Supplemental  Pledge  Agreement" has the meaning set forth in
             Section 3.1(d) hereof.

                 "Tangible  Net Worth"  means with  respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(7), 4.1(a)(8) hereof, plus loan loss reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates and investments in Affiliates (provided, that the foregoing exclusion shall not apply to amounts payable from Affiliates resulting from sales of Mortgage Loans in the ordinary course of the Borrowers' business, to the extent such amounts are payable on ordinary business terms and are not past due, or to Industry's investments in Preferred Mortgages, Ltd.), assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Lender in its sole discretion.

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                  "Trust  Receipt"  means a trust  receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Borrowers for correction or completion.

                  "Underwriting  Guidelines"  means the Borrowers'  policies and procedures for underwriting Mortgage Loans as in effect on the date hereof, a copy of which has been provided to and approved by the Lender, as the same may be modified from time to time in accordance with this Agreement.

                  "VA" means the U.S.  Department  of  Veterans  Affairs and any successor thereto.

                  "Warehousing  Advance"  has the  meaning  set forth in Section
             2.1(c)(1) hereof.

                  "Wet Settlement  Advance" means a Advance pursuant to Section
             2.2(b) of this Agreement, in respect of the closing or settlement of a Mortgage Loan, based upon delivery to the Lender of the Bailee Pledge Agreement, pending subsequent delivery of the Collateral Documents as provided in such Section.

             1.2  Other Definitional Provisions.

                  1.2(a)  Accounting  terms not otherwise  defined  herein shall have the meanings given the terms under GAAP

                  1.2(b)  Defined  terms  may be  used  in the  singular  or the plural, as the context requires.

                  1.2(c)  All  references  to time of day  shall  mean  the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2. THE CREDIT.

             2.1  The Commitment.

                  2.1(a)  Subject to the terms and  conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Maturity Date, to make Advances to the Borrowers, provided the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed the Commitment Amount. The obligation of the Lender to make Advances hereunder up to the Commitment Amount, is hereinafter referred to as the "Commitment." Within the Commitment, the Borrowers may

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




             borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations. Advances shall be made either to Industry or to IMC, as shall be requested by Industry or IMC, but each Advance, whether made to Industry or IMC, shall be deemed made to or for the benefit of Industry and IMC, and Industry and IMC, jointly and severally, shall be obligated to repay any Advances made to Industry or to IMC under the Commitment. With respect to its obligation to repay Advances made to the other Borrower, each Borrower agrees to the terms set forth on Exhibit N attached hereto and made a part hereof.

                 2.1(b)  Advances shall be used by the Borrowers  solely for the purpose of (i) in the case of Subwarehousing Advances, funding Subwarehousing Loans made by either Borrower to a Subwarehousing Borrower, and (ii) in the case of all other Advances, funding the acquisition or origination of Mortgage Loans and shall be made at the request of the Borrowers. Advances shall be made in the manner provided in Section 2.2 hereof, against the pledge of (y) in the case of Subwarehousing Advances, such Subwarehousing Loans and the underlying Subwarehousing Mortgage Loans as Collateral therefor, and (z) in the case of all other Advances, such Mortgage Loans as Collateral therefor. The following limitations on the use of Advances shall be applicable:

                          (1) No Advance  shall be made against a Mortgage  Loan
                     other than a Single-family Mortgage Loan or a Mixed Use Property Mortgage Loan that is an Eligible Mortgage Loan.

                          (2) The aggregate  amount of Wet  Settlement  Advances
                     outstanding at any one time shall not exceed thirty-three percent (33%) of the Commitment Amount.


                          (3)  The   aggregate   amount  of   Premium   Advances
                     outstanding at any one time shall not exceed [certain confidential information has been omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment].



                          (4) No Subwarehousing  Advance shall be made against a
                     Subwarehousing Loan if that Subwarehousing Loan was made against a Subwarehousing Mortgage Loan other than a Single-family Mortgage Loan.

                          (5)  No Subwarehousing Advance shall be made
                     prior   to   the   Lender's   approval   of   the

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




                    Subwarehousing Borrower and Approved Subwarehousing Agreement and the Lender's receipt of the Subwarehousing Note evidencing the related Subwarehousing Loan and the Collateral Documents with respect to the related Subwarehousing Mortgage Loan.

                         (6) The  aggregate  amount of  Subwarehousing  Advances
                    outstanding at any one time, excluding Subwarehousing Advances in an amount not to exceed Eight Million Dollars ($8,000,000) outstanding against Subwarehousing Loans from Industry to Mortgage Central, Inc. during the period from the Closing Date until August 31, 1996, shall not exceed Three Million Dollars ($3,000,000).

                         (7) No  Subwarehousing  Advance shall be made against a
                    Subwarehousing Loan unless such Subwarehousing Loan is payable in full under the related Approved Subwarehousing Agreement (after giving effect to any applicable grace or cure periods) on or prior to the date set forth in clause
                    (a) of the definition of "Maturity Date."

                         (8) No Wet Settlement Advance shall be made against any
                    Subwarehousing   Mortgage   Loans  or  any  Mortgage   Loans
                    purchased by the Borrowers in bulk.

                     2.1(c) The  Advances  against any  Mortgage  Loan shall not exceed the following amounts:

                         (1) On the  terms and  subject  to the  conditions  set
                    forth in this Agreement, the Lender will make an Advance (a "Warehousing Advance") against a Mortgage Loan pledged hereunder in an amount equal to the lesser of (i) in the case of a HUD 203(K) Mortgage Loan, the lesser of the amount set forth on the HUD 203(K) Maximum Mortgage Worksheet for the "Contract Sales Price" or "As Is Value" or the Acquisition Cost, and (ii) in the case of any other Mortgage Loan, the lesser of the Mortgage Note Amount, or (iii) the Acquisition Cost.



                         (2) On  the  terms  and subject to the  conditions  set
                    forth in this Agreement, the Lender will make an additional Advance, (a "Premium Advance") against a Mortgage Loan other than a HUD 203(K) Mortgage Loan pledged hereunder in an amount equal to the lesser of [certain confidential information has been omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment] of (i) the Mortgage Note Amount or (ii) the Acquisition Cost.

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                      2.1(d) The  Advances  against any  Subwarehousing  Loan (a
                 "Subwarehousing  Advance")  shall not  exceed the lesser of (i)
                 the  amount  of  the  related   Subwarehousing   Loan  or  (ii)
                 ninety-five percent (95%) of the Mortgage Note Amount of the related Subwarehousing Mortgage Loan.

                 2.2  Procedures for Obtaining Advances.

                      2.2(a)  The  Borrowers  may  obtain  Advances   hereunder,
                 subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in Exhibit D-SUBW, with respect to Subwarehousing Advances, and Exhibit D-SF, with respect to Warehousing Advances and Premium Advances, attached hereto and made a part hereof including the delivery of all documents listed in Exhibit D-SUBW or Exhibit D-SF, as applicable (the "Collateral Documents"), to the Lender. Requests for Advances shall be initiated by the Borrowers by delivering to the Lender, no later than 10:30 a.m. Eastern time on the Business Day that the Borrowers desire to borrow hereunder, a completed and signed request for an Advance (an "Advance Request") on the then current form approved by the Lender. The current forms in use by the Lender are Exhibit C-SUBW for Subwarehousing Advances, and Exhibit C-SF for Warehousing Advances and Premium Advances, attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Borrowers, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified. said Exhibits shall be deemed a part hereof.

                      2.2(b)  In the  case  of a Wet  Settlement  Advances,  the
                 Borrowers shall follow the procedures and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender the documents set forth in Exhibit D-SF hereto together with a completed and executed Bailee Pledge Agreement in the form of Exhibit M hereto. In the case of a Mortgage Loan financed through a Wet Settlement Advance, the Borrowers shall cause all Collateral Documents required to be delivered to the Lender pursuant to Exhibit D-SF within five (5) Business Days after the date of the Wet Settlement Advance relating thereto.

                      2.2(c) Before funding,  the Lender shall have a reasonable time (consistent with the time frames provided for in Section 2.2(a) and Exhibit D-SF or Exhibit D-SUBW, as applicable) to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit

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                 hereto,  and  may  reject  such  of  them  as do not  meet  the requirements of this Agreement or of the related Purchase Commitment.

                      2.2(d) The  Borrowers  shall hold in trust for the Lender, and the Borrowers shall deliver to the Lender promptly upon request, or within one hundred twenty (120) days from the date an Advance was made against such Pledged Mortgage and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, and shall hold in trust or cause the Subwarehousing Borrower to hold in trust, and shall deliver or cause the Subwarehousing Borrower to deliver to the Lender upon request, or within one-hundred twenty (120) days from the date a Subwarehousing Advance was made against such Pledged Subwarehousing Mortgage and the Pledged Subwarehousing Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following:
                 (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage or Pledged Subwarehousing Mortgage which the Lender may reasonably request, including, without limitation, documentation evidencing the FHA Commitment to Insure or the VA Guaranty of any Pledged Mortgage or Pledged Subwarehousing Mortgage which is either FHA insured or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, if applicable, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

                      2.2(e) To make an  Advance,  the  Lender  shall  cause the
                 Funding Bank to credit an account of the Borrowers with the Funding Bank, which account shall be under the exclusive control of the Lender, upon compliance by the Borrowers with the terms of this Agreement. The Lender shall determine in its sole discretion the method by which an Advance is made.

                      2.2(f)  If,  pursuant  to the  authorization  given by the
                 Borrowers in the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which the Lender has made an Advance in accordance with a Request

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




                 for Advance (i) the Lender debits the Borrowers' Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Lender, or (ii) the Lender directs the Funding Bank to honor a check drawn by the Borrowers on its Check Disbursement Account at the Funding Bank, and such debit or direction results in an overdraft, the Lender may make an additional Advance to fund such overdraft.

                  2.3 Note. The Borrowers' Obligations shall be evidenced by the promissory note (the "Note") of the Borrowers dated as of the date hereof substantially in the form of Exhibit A attached hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are hereby incorporated herein.

                  2.4  Principal Payments.

                      2.4(a) The  outstanding  principal  amount of all Advances shall be payable in full on the Maturity Date.

                      2.4(b)  The  Borrowers  shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty.

                      2.4(c)  All  payments  of  outstanding  Advances  from the proceeds of the sale or other disposition of Pledged Mortgages, Pledged Subwarehousing Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account to be applied against the Obligations.

                      2.4(d)  The  Borrowers  shall be  obligated  to pay to the
                 Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' account for, the amount of the outstanding Warehousing Advance and the outstanding Premium Advance, if any, against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

                          (1) One hundred eighty (180) days elapse from the date
                     of the initial Advance made by the Lender against such Pledged Mortgage (or, if such Pledged Mortgage was a
                     Pledged Subwarehousing Mortgage prior to the Borrowers' purchase thereof, the related Subwarehousing Loan).

                          (2) Forty-five (45) days elapse from the date the Pledged Mortgage was delivered to an Investor or an Approved Custodian for examination and

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




                     purchase, without the purchase being made, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor or for inclusion in a Mortgage Pool or Securitization Pool.

                          (3) One (1)  Business  Day  elapses  from  the date an
                     Advance was made and the Pledged Mortgage which was to have been funded by such Advance is not closed and funded.

                          (4) Seven (7) Business Days elapse from the date a Wet
                     Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such Pledged Mortgage, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                          (5) Ten  (10)  Business  Days  elapse  from the date a
                     Collateral Document was delivered to the Borrowers for correction or completion under a Trust Receipt, without being returned to the Lender.

                          (6) On  the  date  on  which  a  Pledged  Mortgage  is
                     determined  to  have  been  originated   based  on  untrue,
                     incomplete or inaccurate information, whether or not the Borrowers had knowledge of such misrepresentation or incorrect information, or two (2) scheduled payments under the Pledged Mortgage are past due.

                          (7) One hundred twenty (120) days elapse from the date
                     an Advance was made against a Pledged Mortgage without receipt of the items required in Sections 2.2(d) hereof, or such items, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                          (8) For a Second  Mortgage  Loan, the Borrowers do not
                     have notice or knowledge that (i) payment of any Lien prior to a Second Mortgage Loan is delinquent and remains delinquent for a period of sixty (60) days or more, or (ii) foreclosure has been commenced with respect to any Lien prior to a Second Mortgage Loan.

                          (9) Upon sale, maturity or other disposition of the Pledged Mortgage or upon issuance of the

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




                     related   Mortgage-backed   Security   or Company Security.

                          (10) If the Pledged Mortgage is included in a Mortgage
                     Pool or a Securitization Pool, unless the pool custodian is an Approved Custodian, within two (2) Business Days after delivery of the Pledged Mortgage to the pool custodian.

                      2.4(e)  The  Borrowers  shall be  obligated  to pay to the
                 Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' account for, the amount of the outstanding Subwarehousing Advance against a specific Subwarehousing Loan upon the earliest occurrence of any of the following events:

                          (1)  Sixty  (60)  days  elapse  from  the  date of the
                     initial   Advance   made  by  the   Lender   against   such
                     Subwarehousing Loan.

                          (2) Such  Subwarehousing  Loan becomes due and payable
                     under the terms of the related Approved Subwarehousing Agreement, whether or not payment thereof is extended by the Borrower and whether or not such Subwarehousing Loan is paid, or a Subwarehousing Default occurs under the related Approved Subwarehousing Agreement or Subwarehousing Note.

                          (3) Forty-five (45) days elapse from the date the related Pledged Subwarehousing Mortgage was delivered to an Investor or an Approved Custodian for examination and purchase, without purchase being made, or upon rejection of the Pledged Subwarehousing Mortgage as unsatisfactory by an Investor, or for inclusion in a Mortgage Pool or Securitization Pool.

                          (4) Ten  (10)  Business  Days  elapse  from the date a
                     Collateral Document for the related Pledged Subwarehousing Mortgage was delivered to the Borrowers or a Subwarehousing Borrower for correction or completion under a Trust Receipt, without being returned to the Lender.

                          (5) On the  date  on  which a  Pledged  Subwarehousing
                     Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Borrowers had knowledge of such misrepresentation or incorrect information, or two scheduled payments

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




                      under the Pledged Subwarehousing  Mortgage  are defaulted.

                           (6) For a Pledged  Subwarehousing  Mortgage that is a
                      Second Mortgage Loan, payment of any Lien prior to such Pledged Subwarehousing Mortgage is delinquent and remains delinquent for a period of sixty (60) days or more.

                           (7) Upon sale,  maturity or other  disposition of the
                      related Pledged Subwarehousing Mortgage or the issuance of the related Mortgage-backed Security or Company Security.

                           (8) If the Pledged Subwarehousing Mortgage is included in a Mortgage Pool or a Securitization Pool, unless the pool custodian is an Approved Custodian, within two (2) Business Days after delivery of the Pledged Subwarehousing Mortgage to the pool custodian.

                       2.4(f)  The  outstanding   amount  of  any  Advance  made
                  pursuant to Section 2.2(f) shall be payable in full within one
                  (1) Business Day after the date of such Advance.

                       2.4(g) In addition to the payments  required  pursuant to
                  Section 2.5(d), the Borrowers shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' accounts, if the principal amount of any Pledged Mortgage is prepaid or the principal amount of any Subwarehousing Loan is paid or prepaid, in whole or in part, while a Warehousing Advance or Subwarehousing Advance is outstanding against such Pledged Mortgage or Subwarehousing Loan, the amount of such payment or prepayment, within two (2) Business Days after receipt thereof by the Borrowers, to be applied to such Warehousing Advance or Subwarehousing Advance.

                       2.4(h)  The  Borrowers  shall  give  Notice to the Lender
                  (telephonically, to be followed by written notice) of the Pledged Mortgages, Pledged Subwarehousing Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities, or against the related Subwarehousing Loan, shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Borrowers' affirmation that deposits in the Cash Collateral Account represent payment


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




                 from Investors for the purchase of Pledged Mortgages, Pledged Subwarehousing Mortgages or Pledged Securities as specified by the Borrowers. In the event that the payment from an Investor for the purchase of Pledged Mortgages, Pledged Subwarehousing Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, or against the related Subwarehousing Loan, the Lender is authorized to cause the Funding Bank to charge the Borrowers' account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages, Pledged Subwarehousing Mortgages or Pledged Securities to the Borrowers.

                  2.5  Expiration of Commitment.   The Commitment shall
             expire on the Maturity Date.

                  2.6  Method of Making Payments.

                      2.6(a) Except as otherwise  specifically  provided herein, all payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

                      2.6(b) Upon an Event of Default, and without the necessity of prior demand or notice from the Lender, the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' account for any Obligations due and owing the Lender.

         3.   COLLATERAL.

                  3.1 Grant of Security Interest. As security for the payment of the Note and for the performance of all of the Borrowers' Obligations, the Borrowers hereby assign and transfer to the Lender all right, title and interest in and to and grant a security interest to the Lender in the following described property (the "Collateral"):

                      3.1(a)  All  Mortgage  Loans  (other  than  Subwarehousing
                 Mortgage Loans), including all Mortgage Notes and Mortgages evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or

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




                  pledge or in respect of which an Advance has been made by the Lender hereunder, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender (the "Pledged Mortgages").

                       3.1(b)  All  Subwarehousing  Loans in respect of which an
                  Advance has been made by the Lender, or which the Borrowers otherwise pledge to the Lender hereunder, all Subwarehousing Notes evidencing the same, all of the Borrowers' right, title and interest in and to all Approved Subwarehousing Agreements and other agreements, documents and instruments governing, evidencing, securing or otherwise relating to the same, and all of the Borrowers' right, title and interest in and to all Subwarehousing Mortgage Loans securing such Subwarehousing Loans, including all Mortgage Notes and Mortgages evidencing or securing such Subwarehousing Mortgage Loans (the "Pledged Subwarehousing Mortgages").

                       3.1(c)    All    Mortgage-backed Securities and   Company
                  Securities which are from time to time created in whole or in part on the basis of the Pledged Mortgages or Pledged Subwarehousing Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender, or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the "Pledged Securities").

                       3.1(d) All  mortgage  insurance  policies  or  guaranties
                  related to, and all commitments to insure or guarantee, any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Borrowers covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof; all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrowers as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said insurance policies, guaranties, commitments and Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Borrowers in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages; and all of the Borrowers' right, title and interest in and to any of the foregoing types of property relating to any Pledged Subwarehousing Mortgage or any Pledged Security created in whole or in part on the basis of any Pledged Subwarehousing Mortgage.

                       3.1(e) The  Servicing  Contracts  listed on  Exhibit  E-2
                  attached hereto, and all Nonrecourse Servicing Contracts with respect to Single-Family Mortgage Loans and Mixed Use Property Mortgage Loans hereafter pledged to the Lender pursuant to a Security Agreement in the form of Exhibit O hereto (a "Supplemental Pledge Agreement"); provided, however, that such assignment and security interest with respect to any pledged Servicing Contracts with FNMA or FHLMC shall not take effect until the date on which an Acknowledgment Agreement covering such Servicing Contracts has been executed and delivered by the Borrowers, the Lender and FNMA or FHLMC, as appropriate.

                       3.1(f) All rights of the  Borrowers  to receive  payments
                  under or by virtue of the  Servicing  Contracts  described  in
                  Section 3.1(e) (without giving effect to the proviso at the end thereof) and the Acknowledgment Agreements, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation or termination of any such Servicing Contract, interests on the foregoing, or otherwise.

                       3.1(g)  Any  agreement  pursuant  to which any  Servicing
                  Contract described in Section 3.1(e) (without giving effect to the proviso at the end thereof) was acquired or is sold by the Borrowers, and all documents and instruments executed or delivered in connection with any such acquisition or sale.

                       3.1(h) All rights of the Borrowers to receive  payment or
                  to retain payments received by it under any guaranty of, mortgage insurance policy insuring payment of, or other agreement (including a Servicing Contract) relating to, Pledged Mortgages, Mortgage Loans backing Pledged Securities and Mortgage Loans serviced by the Borrowers under Servicing Contracts pledged to the Lender hereunder, relating to (i) any Mortgage Loan being serviced by the Borrowers for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by the Borrowers in connection with such Mortgage Loan, and (ii) any Mortgage Loans serviced by the Borrowers for repayment of advances made by the Borrowers to cover shortages in principal and interest payments on such Mortgage Loans.

                       3.1(i) All right, title and interest of the borrowers, if
                  any, in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrowers relating to the Collateral.

                       3.1(j) All right,  title and interest of the Borrowers in
                  and to any Hedging Arrangements entered into to protect either Borrower or any Subwarehousing Borrower against changes in the value of Pledged Mortgages, Pledged Subwarehousing Mortgages or Pledged Securities resulting from changes in interest rates, including, without limitation, all rights to payment arising under such Hedging Arrangements.

                       3.1(k)  All  now  existing  or  hereafter  acquired  cash
                  delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Borrowers as assigned and pledged to the Lender.

                       3.1(1) All cash and non-cash  proceeds of the Collateral,
                  including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof, but excluding any Mortgage-backed Securities, Company Securities, Servicing Contracts or residual interests arising in connection with the creation of Mortgage-backed Securities or Company Securities created in whole or in part on the basis of Pledged Mortgages or Pledged Subwarehousing Mortgages, to the extent no Event of Default has occurred and is continuing and the Lender has received the Release Amount for such Pledged Mortgages or Pledged Subwarehousing Mortgages in connection with the creation or sale of such Mortgage-backed Securities or Company Securities.

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




                3.2  Release of Security Interest in Collateral.

                     3.2(a)  Pledged   Mortgages  shall  be  released  from  the
                Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. Subwarehousing Loans and the related Pledged Subwarehousing Mortgages shall be released from the Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Subwarehousing Mortgages, provided, that Pledged Subwarehousing Mortgages shall be released to the Subwarehousing Borrower to the extent required in the related Approved Subwarehousing Agreement.

                     3.2(b)  If  Pledged  Mortgages  or  Pledged  Subwarehousing
                Mortgages are to be transferred to a pool custodian for inclusion in a Mortgage Pool or a Securitization Pool or to FHLMC, FNMA or another Investor, the Lender's security interest in such Pledged Mortgages or Pledged Subwarehousing Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages or Pledged Subwarehousing Mortgages. If the Lender's security interest in the Pledged Mortgages or Pledged Subwarehousing Mortgages comprising the Mortgage Pool is not released prior to or simultaneously with the issuance of the Mortgage-backed Security or Company Security, then the Mortgage-backed Security or Company Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages or Pledged Subwarehousing Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

                     3.2(c) The Lender  shall  have the  exclusive  right to the possession of the Pledged Securities or, if the Pledged Securities are not to be issued in certificated form or are to be issued in certificated form and registered exclusively in the name of, and held by, a clearing agency or its nominee, shall have the right to have the book entries for the Pledged Securities issued in the Lender's name or the name or names of its designees, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investors designee only against payment therefor. The Borrowers acknowledge that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Borrowers agree, upon request of the Lender, to execute and deliver to such other financial institutions the Borrowers' written concurrence in any such standing arrangements, provided such standing arrangements do not authorize the Lender to pledge such Pledged Securities (as opposed to the Lender's security interest therein) to such financial institution.

                      3.2(d) Prior to the occurrence of an Event of Default, the
                 Borrowers may redeem a Pledged Mortgage, Pledged Subwarehousing Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage, Pledged Subwarehousing Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, the Release
                 Amount in connection with such Pledged Mortgage, Pledged Subwarehousing Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion has a Fair Market Value not less than the Fair Market Value of the Collateral being released.

                      3.2(e)  Following the  occurrence of a Default or Event of
                 Default, the Lender may, with no liability to the Borrowers or any Person, continue to release its security interest in any Pledged Mortgage, Pledged Subwarehousing Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

                      3.2(f) The Release  Amount in connection  with any Pledged
                 Mortgage or Pledged Subwarehousing Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Warehousing Advance and the Premium Advance, if any, made against such Pledged Mortgage, or of the Subwarehousing Advance made against the Subwarehousing Loan secured by such Pledged Subwarehousing Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the amount paid to the Lender in a commercially reasonable disposition of a Pledged Mortgage or the amount of the
                 Subwarehousing   Loan  secured  by  a  Pledged   Subwarehousing
                 Mortgage.

                  3.3 Mark-to-Market.  If at any time the aggregate  outstanding principal balance of the Warehousing Advances and premium Advances exceeds ninety-nine percent (99%) of the Fair Market Value of the Pledged Mortgages and Pledged Securities (excluding Pledged Securities to the extent backed by Pledged

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




             Subwarehousing Mortgages), then pledged hereunder, the Borrowers shall within one (1) Business Day after Notice by the Lender either
             (a) repay the Warehousing Advances and Premium Advances in an amount sufficient to reduce the aggregate outstanding principal balance thereof to or below ninety-nine percent of the Fair Market Value of such Pledged Mortgages and Pledged Securities or (b) pledge to the Lender additional Mortgage Loans owned by the Borrower's, or other property of a type and with a value satisfactory to the Lender in its sole discretion, with a Fair Market Value sufficient to increase the Fair Market Value of the Pledged Mortgages, the Pledged Securities (excluding Pledged Securities to the extent backed by Pledged Subwarehousing Loans) and such other assets to any amount such that ninety-nine percent (99%) of the aggregate outstanding principal balance of the Warehousing Advances and the Premium Advances does not exceed such Fair Market Value. The Borrowers authorize the Lender, without the requirement of prior demand or notice from the Lender, to cause the Funding Bank to charge the Borrowers' accounts for the amount of any prepayment required under this Section 3.3. Such prepayments shall be applied first, to the Premium Advances, ratably in accordance with the outstanding principal balance of each Premium Advances, and second, to the Warehousing Advances, ratably in accordance with the outstanding principal balance of each Warehousing Advance. The Lender may at any time, and shall no less frequently than once each month, calculate the Fair Market Value of the Pledged Mortgages and the Pledged Securities (excluding Pledged Securities to the extent backed by Pledged Subwarehousing
             Mortgages), and the Borrowers shall provide to the Lender such information concerning the Pledged Mortgages and the Pledged Securities as the Lender may request in connection with such calculation.

                3.4  Release of Collateral.

                     3.4(a) The Lender may  deliver  documents  relating  to the
                Collateral to the Borrowers or, at the written direction of the Borrowers with respect to any Subwarehousing Mortgage Loan, a Subwarehousing Borrower for correction or completion pursuant to a Trust Receipt.

                     3.4(b)  Prior to the  occurrence  of a Default  or Event of
                Default, upon delivery by the Borrowers to the Lender of shipping instructions pursuant to Exhibit D-SF, the Lender will transmit Pledged Mortgages, Pledged Subwarehousing Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

                     3.4(c)    Upon receipt of Notice from the Borrowers
                under Section 2.4(h) hereof, and repayment of the Release

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




                  Amount with respect to a Pledged Mortgage or Pledged Subwarehousing Mortgage identified by the Borrowers, any Collateral Documents relating to the redeemed Pledged Mortgage, Pledged Subwarehousing Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to the Borrowers.

                  3.5 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Borrowers shall be entitled to service and receive and collect directly all sums payable to the Borrowers in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Borrowers in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Borrowers or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrowers shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Borrowers upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

                  3.6  Return of  Collateral  at End of  Commitment.  If (a) the
             Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations shall be outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the Borrowers at the Borrowers' expense. The receipt of the Borrowers for any Collateral released or delivered to the Borrowers pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

         4.   CONDITIONS PRECEDENT.

                  4.1 Initial Advance.  The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

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




                       4.1(a) The Lender shall have received the following,  all
                  of which must be satisfactory in form and content to the Lender, in its sole discretion:

                           (1) The Note and a  separate  agreement  between  the
                      Borrowers and the Lender concerning interest, fees and other charges, this Agreement duly executed by the Borrowers.

                           (2) A  copy  of  Industry's  Certificate  of  Limited
                      Partnership and all amendments thereto as filed with and certified by the Secretary of the State of Delaware, a copy of Industry's Partnership Agreement and all amendments thereto, certified to be true and correct by the secretary or an assistant secretary of the General Partner and a Certificate of Good Standing for Industry, certified no less recently than ninety (90) days prior to the date of this Agreement by the Secretary of the State of Delaware.

                           (3) A  resolution,  consent or approval of  Industry,
                      adopted by the General Partner and any limited partners of Industry entitled to vote thereon, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by Industry pursuant to this Agreement.

                           (4) A  resolution  of the board of  directors  of the
                      General Partner, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance by the General Partner on behalf of Industry of this Agreement and the other Loan Documents, and of all other instruments or documents to be delivered by Industry pursuant to this Agreement.

                           (5) A  copy  of the  General  Partner's  articles  of
                      incorporation and all amendments thereto as filed with and certified by the Secretary of the State of Delaware, a copy of the General Partner's bylaws certified by its secretary or an assistant secretary and a Certificate of Good Standing for the General Partner dated no less recently than ninety (90) days prior to the date of this Agreement by the Secretary of the State of Delaware.

                           (6)  A certificate of the General Partner's
                      corporate  secretary  as  to  the  incumbency  and

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




                      authenticity of the signatures of the officers of the General Partner executing, on behalf of Industry, this Agreement and the other Loan Documents, each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                           (7) Financial statements of the General Partner containing a balance sheet dated December 31, 1994, and related statements of income, cash flow and changes in stockholders' equity for the fiscal year ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and certified by the chief financial officer of the General Partner as fairly presenting the financial condition of the General Partner.

                           (8) Financial statements of Industry and its Subsidiaries, on a consolidated and consolidating basis, containing a balance sheet as of December 31, 1994, and related statements of income, changes in partners' equity and cash flow for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

                           (9) Financial statements of Industry and its Subsidiaries, on a consolidated and consolidating basis containing a balance sheet as of September 30, 1995, and a related statement of income for the period ended on such date, prepared in accordance with GAAP applied on a basis consistent with Industry's most recent audited financial statements and certified by the chief financial officer of the General Partner as fairly presenting the financial condition of Industry.

                           (10) A  resolution  of the board of directors of IMC,
                      certified  as  of  the  date  of  this  Agreement  by  its secretary or any assistant secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by IMC pursuant to this Agreement.

                           (11) A copy of IMC's articles of incorporation
                      and  all  amendments  thereto  as  filed  with  and


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


                     certified by the Secretary of the State of Delaware, a copy of IMC's bylaws certified by the secretary or any assistant secretary and a Certificate of Good Standing dated no less recently than ninety (90) days prior to the date of this Agreement by the Secretary of the State of Delaware.

                          (12) A certificate of IMC's corporate  secretary as to
                     the incumbency and authenticity of the signatures of the officers of IMC executing this Agreement and the other Loan Documents, each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                          (13) A  favorable  written  opinion  of counsel to the
                     Borrowers and the General Partner, dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

                          (14) Uniform  Commercial  Code,  tax lien and judgment
                     searches of the appropriate public records for the Borrowers, which searches shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

                          (15) Copies of the  certificates,  documents  or other
                     written instruments which evidence the Borrowers' eligibility described in Section 5.13 hereof, all in form and substance satisfactory to the Lender.

                          (16) Copies of the Borrowers' errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Borrowers as of the date of this Agreement with the related provisions of Section
                     6.8 hereof.

                          (17) Executed financing  statements in recordable form
                     covering the Collateral and ready for filing in all jurisdictions required by the Lender.

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




                           (18) Receipt by the Lender of any fees due on the date hereof, including, but not limited to, Commitment Fees and document production fees.

                           (19) Evidence that all accounts  necessary into which
                      Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

                  4.2 Each  Advance.  The  obligation  of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

                       4.2(a) The Borrowers  shall have  delivered to the Lender
                  the Advance Request, Collateral Documents, documents relating to Wet Settlement Advances and Subwarehousing Note (if applicable), called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                       4.2(b)  The   Lender   shall   have   received   evidence
                  satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Minnesota or other applicable law.

                      4.2(c) The representations and warranties of the Borrowers contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

                      4.2(d) The Borrowers  shall have  performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

                      4.2(e) The Borrowers  shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

                       4.2(f) The Lender  shall have  received  from counsel for
                  the Borrowers and the General Partner, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

                  Delivery  of an  Advance  Request  by the  Borrowers  shall be deemed a representation by the Borrowers that all conditions set forth in this Section 4.2 shall have been satisfied as of the date of such Advance.

         5. REPRESENTATIONS AND WARRANTIES.

                  The Borrowers hereby  represent and warrant to the Lender,  as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                  5.1 Organization; Good Standing:  Subsidiaries.  Industry is a
             limited partnership and each of IMC and the General Partner is a corporation, in each case duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified to do business and in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of Industry, IMC or the General Partner, as applicable. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its formation and in each jurisdiction in which Industry, IMC or the General Partner, as applicable, transacts business. Each Partner has made all capital contributions required to be made by it under the Partnership Agreement, and no default by any Partner thereunder has occurred and is continuing. None of the Partners has withdrawn from Industry, except in connection with a substitution or reorganization of the partnership interests in Industry that did not result in any net withdrawal of any partnership capital. Neither Borrower has any Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Borrowers.

                  5.2 Authorization and  Enforceability.  The Borrowers have the power and authority to execute, deliver and perform this Agreement, the Note and all other Loan Documents to which

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




            the Borrowers are party and to make the borrowings hereunder. The execution, delivery and performance by the Borrowers of this
            Agreement, the Note and all other Loan Documents to which the Borrowers are party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary partnership or corporate action on the part of the Borrowers (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the Partnership Agreement of Industry or the Articles of Incorporation or bylaws of IMC, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of, Borrower other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of either Borrower pursuant to any agreement, instrument or indenture to which either Borrower is a party or by which either Borrower or their respective properties may be bound or affected. This Agreement, the Note and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

                 5.3 Approvals. The execution and delivery of this Agreement, the Note and all other Loan Documents and the performance of the Borrowers' obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

                 5.4 Financial Condition.  The balance sheet of Industry and its
            Subsidiaries, on a consolidated and consolidating basis, as at the Statement Date, and the related statements of income and changes in partners' equity and cash flow for the periods ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Borrowers as at the Statement Date and the results of their operations for the period ended on the Statement Date. The Borrowers had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Borrowers except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except, with respect to interim financial statements, for the absence of footnotes, and subject, in the case of interim financial statements, to normal year-end adjustments). Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Borrowers (and their Subsidiaries), nor are the Borrowers aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

                  5.5 Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Borrowers, threatened or reasonably anticipated against or affecting the Borrowers or any Subsidiary of the Borrowers in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrowers as a whole, or which would affect the validity or enforceability of this Agreement, the Note or any other Loan Document.

                  5.6 Compliance with Laws. Neither the Borrowers nor any Subsidiary of the Borrowers are in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Borrowers as a whole or which would affect the validity or enforceability of this Agreement, the Note or any other Loan Document.

                  5.7 Regulations G and U. The Borrowers are not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                  5.8 Investment Company Act. Neither Borrower is an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5.9  Payment  of  Taxes.  The  Borrowers  and  each  of  their
             Subsidiaries have filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Borrowers and their Subsidiaries which are required to be filed all such returns are true and correct, and the Borrowers and each of its Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section 5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Borrowers and their Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Borrowers and their Subsidiaries may be liable in its own right or as transferee of the assets of, or as successor to, any other Person.

                  5.10 Agreements. Neither the Borrowers nor any Subsidiary of the Borrowers are a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof. Neither the Borrowers nor any Subsidiary of the Borrowers are in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrowers as a whole. No holder of any indebtedness of the Borrowers or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Borrowers or of any of their Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrowers or of any of their Subsidiaries or any of its properties is pending, or to the knowledge of the Borrowers, threatened.

                  5.11 Title to Properties. The Borrowers and each Subsidiary of the Borrowers have good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

                 5.12 ERISA. All plans ("Plans")  of a type described in Section
            3(3) of ERISA in respect of which the Borrowers or any

             Subsidiary  of the  Borrowers  are an  "Employer,"  as  defined  in
             Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of
             Section 412 of the Internal Revenue Code, and neither the Borrowers nor any Subsidiary of the Borrowers have incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Borrowers or a Subsidiary of the Borrowers of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

                  5.13 Eligibility. The Borrowers are approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

                       5.13(a) If either  Borrower  pledges any VA Mortgage Loan
                  hereunder, Lender in good standing under the VA loan guarantee program eligible to originate, purchase, hold, sell and service VA-guaranteed Mortgage Loans.

                       5.13(b) If either  Borrower  pledges any FHA or other HUD
                  Mortgage Loan hereunder, HUD approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

                  5.14 Place of  Business.  The  principal  place of business of both Borrowers is 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618.

                  5.15 Special Representations Concerning Collateral. The Borrowers hereby represent and warrant to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                       5.15(a) The Borrowers are the legal and equitable  owners
                  and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Borrowers, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

                       5.15(b) The  Borrowers  have,  and will continue to have,
                  the full right, power and authority to pledge the Collateral Pledged and to be pledged by it hereunder.

                       5.15(c)  Any  Mortgage  Loan  and  any  related  document
                  included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) except in the case of Mortgage Loans made before August 1989, has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement. Each Mortgage Loan other than a Home Equity Loan has been fully advanced in the face amount thereof, each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

                       5.15(d)  Not more than one  payment is past due under any
                  Mortgage Loan included in the Pledged Mortgages without the Advances against such Pledged Mortgage having been repaid in accordance with Section 2.5(d)(6) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the borrowers will promptly notify the Lender.

                       5.15(e) The Borrowers  have complied and will continue to
                  comply with all laws, rules and regulations in respect of the mortgage insurance policy or guaranty related to each Mortgage Loan included in the Pledged Mortgages, and such insurance or guarantee is and will continue to be in full force and effect.

                       5.15(f)  All  fire and  casualty  policies  covering  the
                  premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Borrowers and their successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                       5.15(g) Pledged  Mortgages secured by premises located in
                  a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

                       5.15(h)  Each  Pledged  Mortgage  has  been  underwritten
                  under, substantially complies with, and has been assigned a risk rating in accordance with, the Underwriting Guidelines.

                  5.16 Servicing. Attached hereto as Exhibit E-1 is a true and complete list of the Borrowers' Servicing Portfolio. All of the Borrowers' Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

                  5.17 Special Representations Concerning Pledged Servicing Contracts. The Borrowers hereby represent and warrant to the Lender, as of the date of this Agreement and as of the date of Advance Request and the making of each Advance, that:

                       5.17(a) The Borrowers are the legal and equitable  owners
                  and holders, free and clear of all Liens (other than Liens granted hereunder), of the Servicing Contracts pledged hereunder and, subject to the limitations set forth in Section 3.1(e), such Servicing Contracts will be validly pledged or assigned to the Lender, subject to no other Liens.

                       5.17(b)  Subject to the  limitations set forth in Section
                  3.1(d), the Borrowers have, and will continue to have, the full right, power and authority to pledge the Servicing Contracts pledged and to be pledged by them hereunder.

                       5.17(c) All of the  servicing  rights under the Servicing
                  Contracts  pledged   hereunder   constitute  direct  servicing
                  rights.

                       5.17(d) Each Servicing  Contract pledged  hereunder is in
                  full force and effect, each Servicing Contract pledged hereunder is legal, valid and enforceable in accordance with its terms and no default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

                       5.17(e)  Each  right to the  payment  of money  under the
                  Servicing Contracts pledged hereunder is genuine and enforceable in accordance with its terms against the parties obligated to pay the same ("Obligor"), except as limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights-generally, which terms have not been modified or waived in any material respect or to any material extent.

                       5.17(f)  To the  best of the  Borrowers'  knowledge,  the
                  amount represented by the Borrowers to the Lender as owing by an Obligor under each Mortgage Loan being serviced under a Servicing Contract pledged hereunder is the correct amount actually and unconditionally owing by such Obligor.

                       5.17(g)  To the  best  of the  Borrowers'  knowledge,  no
                  Obligor has any defense, set off, claim or counterclaim against the Borrowers which can be asserted against the Lender, whether in any proceeding to enforce the Lender's rights in the related Mortgage Loan or otherwise.

                       5.17(h)  The  Borrowers   have  not  sold,   assigned  or
                  otherwise transferred any servicing rights associated with the Mortgage Loans being serviced under a Servicing Contract pledged hereunder, including, without limitation, any rights to place escrow deposits with respect thereto.

                       5.17(i) Except  for  the  Acknowledgement  Agreements, if
                  any, referred to in Section 3.1(d), no consent of any Obligor, Investor, holder of any Mortgage-backed Security or Company Security, trustee for such holders or other Person is required for the grant of the security interest provided herein by the Borrowers in any of the Servicing Collateral including, without limitation, the Servicing Contracts pledged hereunder, or any computer software being utilized by the Borrowers pursuant to license, lease or otherwise, other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for the Lender to exercise its rights with respect to any of the Servicing Collateral except as set forth in the Acknowledgment Agreements.

                  5.18   Special   Representations   Concerning   Subwarehousing
             Collateral. The Borrowers hereby represent and warrant to the


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




             Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                       5.18(a) The Borrowers are the legal and equitable  owners
                  and holders, free and clear of all Liens (other than Liens granted hereunder), of the Subwarehousing Loans against which any Subwarehousing Advance is requested hereunder. All Pledged Subwarehousing Mortgages have been duly authorized and validly issued to the Subwarehousing Borrower, and duly pledged by the Subwarehousing Borrower to the Borrowers, free and clear of such Liens (other than the Liens granted to the Borrowers). All of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

                       5.18(b) The  Borrowers  have,  and will continue to have,
                  the full right, power and authority to pledge the Subwarehousing Loans and related Subwarehousing Mortgage Loans pledged and to be pledged by it hereunder.

                       5.18(c)  Any  Mortgage  Loan  and  any  related  document
                  included in the Pledged Subwarehousing Mortgages (1) has been duly executed and delivered by the parties thereto, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) except in the case of Mortgage Loans made before August 1989, has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement. Each Mortgage Loan other than a Home Equity Loan has been fully advanced in the face amount thereof, each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

                       5.18(d)  No payment  is past due,  and no  Subwarehousing
                  Default has occurred and is continuing under any Approved Subwarehousing Agreement as of the date any Subwarehousing Advance is requested against a


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




                  Subwarehousing Loan made thereunder. Not more than one payment is past due under any Mortgage Loan included in the Pledged Subwarehousing Mortgages without the Advances against the related Subwarehousing Loan having been repaid in accordance with Section 2.5(d)(5) hereof, provided, however, that with respect to Pledged Subwarehousing Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Borrowers will promptly notify the Lender.

                       5.18(e)  The  applicable   Subwarehousing   Borrower  has
                  complied and will continue to comply with all laws, rules and regulations in respect of the mortgage insurance policy or guaranty related to each Mortgage Loan included in the Pledged Subwarehousing Mortgages, and such insurance or guarantee is and will continue to be in full force and effect.

                       5.18(f)  All  fire and  casualty  policies  covering  the
                  premises encumbered by each Mortgage included in the Pledged Subwarehousing Mortgages (1) name and will continue to name the applicable Subwarehousing Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                       5.18(g)  Pledged  Subwarehousing   Mortgages  secured  by
                  premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

                       5.18(h)  Each  Pledged  Subwarehousing  Mortgage has been
                  underwritten under, substantially complies with, and has been assigned a risk rating in accordance with, the Underwriting Guidelines.

         6. AFFIRMATIVE COVENANTS.

                  The Borrowers  hereby  covenant and agree that, so long as the
             Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Borrowers shall:

                  6.1 Payment of Note. Punctually pay or cause to be paid all Obligations payable hereunder and under the Note in accordance with the terms thereof and thereof.


                                       41




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




                  6.2 Financial  Statements  and Other  Reports.  Deliver to the
             Lender:


                       6.2(a)  As  soon as  available  and in any  event  within
                  forty-five (45) days after the end of each calendar month, statements of income and changes in Partners' equity of Industry and its Subsidiaries, on a consolidated and consolidating basis, for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such calendar month, and the related balance sheet as at the end of the immediately preceding month, all in reasonable detail (but without footnotes) and certified as to the fairness of presentation by the chief financial officer of the General Partner, subject, however, to normal year-end adjustments.

                       6.2(b)  As  soon as  available  and in any  event  within
                  ninety (90) days after the close of each fiscal year, statements of income, changes in Partners' equity and cash flows of Industry and its Subsidiaries, on a consolidated and consolidating basis, for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), accompanied by an unqualified opinion from an accounting firm of recognized national standing selected by Industry, as to said financial statements and a certificate signed by the chief financial officer of the General Partner stating that said financial statements fairly present the financial condition and results of operations of Industry and its Subsidiaries as at the end of, and for, such year.

                       6.2(c)  As  soon as  available  and in any  event  within
                  ninety (90) days after the close of each fiscal year of the General Partner, statements of income, changes in stockholders' equity and cash flows of the General Partner (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), accompanied by an unqualified opinion from an accounting firm of recognized national standing selected by the General Partner, as to said financial statements and a certificate signed by the chief financial officer of the General Partner stating that said financial statements fairly present the financial condition and results of operations of the General Partner (and, if applicable, its Subsidiaries) as at the end of, and for, such year.


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

                       6.2(d)   Together   with  each   delivery  of   financial
                  statements required in this Section 6.2, an Officer's Certificate substantially in the form of Exhibit I-SF hereto:
                  (1) setting forth in reasonable detail all calculations necessary to show that the Borrowers are in compliance with the requirements of Sections 7.5, 7.6, 7.7, 7.8, 7.9 and 7.11 hereof as of the end of such month or year (or, if the Borrowers are not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Borrowers have taken, are taking or propose to take with respect thereto); (2) certifying that the Borrowers were, as of the end of the period, in compliance and in good standing with applicable HUD, GNMA, or Investor net worth requirements; and (3) stating that the signers have knowledge of the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default, or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto.

                       6.2(e)  As  soon as  available  and in any  event  within
                  forty-five (45) days after the end of each calendar month, a consolidated report (the "Servicing Portfolio Report") as of the end of the calendar month detailing, as to all Mortgage Loans the servicing rights to which are owned by the Borrowers (specified by investor type, recourse and non-recourse)
                  regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which
                  (A) are current and in good standing, (B) are more than one, two or three payments past due, respectively, (C) are, for Mortgage Loans serviced with recourse, more than three hundred sixty (360) days past due, (D) are the subject of pending bankruptcy or foreclosure proceedings, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrowers into real estate owned by the Borrowers.

                       6.2(f)  Reports in respect of the Pledged  Mortgages  and
                  Pledged Securities, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.


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

                       6.2(g)  Copies of all regular or periodic  financial  and
                  other reports, if any, which the Borrowers shall file with the Securities and Exchange Commission or any governmental agency successor thereto, copies of any audits completed by GNMA, FNMA or FHLMC and copies of Mortgage Bankers' Financial Reporting Form (FHLMC Form 1055/FNMA Form 1002) which the Borrowers have filed.

                       6.2(h) Together with its financial statements required to
                  be delivered under Section 6.2(a) for each month, a copy of the Underwriting Guidelines as in effect at the end of such month, highlighted to show any changes made during such month.

                       6.2(i) Not fewer than  three (3)  Business  Days prior to
                  the effective date of any material change to the Underwriting Guidelines, a copy of such change.

                       6.2(j)  From time to time,  with  reasonable  promptness,
                  such further information regarding the business, operations, properties or financial condition of the Borrowers as the Lender may reasonably request.

                  6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its limited partnership existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct its business in an orderly and efficient manner; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

                  6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

                  6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender to discuss the business, operations, assets and financial condition of the Borrowers and their Subsidiaries, with their officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request; provided, that except when an Event of Default has occurred and is continuing, discussions concerning matters other than normal operational matters shall be conducted only with vice presidents or more senior officers of the Borrowers and their Subsidiaries and with employees designated by such officers. The Borrowers will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any authorized representatives of the Lender may address to them in reference to the financial condition or affairs of the Borrowers, the General Partners and any Subsidiaries of the General Partners; provided, that the Lender will provide the Borrowers with not less than one (1) Business Day's prior written notice before making any inquiry of the Borrowers' accountants. The Borrowers may have their representatives in attendance at any meetings between the officers or other representatives of the Lender and the Borrowers' accountants held in accordance with this authorization.

                  6.6 Notice.  Give prompt  written  notice to the Lender of (a)
             any action, suit or proceeding instituted by or against the Borrowers or any Partner in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of Two Hundred Fifty Thousand Dollars ($250,000), or any such proceedings threatened against the Borrowers or any Partner in a writing containing the details thereof, (b) either Borrower obtaining knowledge of the filing, recording or assessment of any federal, state or local tax Lien against the Borrowers, or any of their assets, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five
             (5) days, (d) the suspension, revocation or termination of the Borrowers' eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof,
             (e) the transfer, loss or termination during any fiscal year of the Borrowers of Servicing Contracts to which the Borrowers are a party, or which is held for the benefit of the Borrowers, pursuant to which Mortgage Loans constituting ten percent (10%) or more of the Servicing Portfolio are serviced, and the reason for such transfer, loss or termination, if known to the Borrowers, (f) the occurrence of any Subwarehousing Default, (g) the selection by the Borrowers of the underwriter(s) or placement agent(s) for the issuance of any Company Securities, and (h) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations; assets, or financial condition of the Borrowers and their Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement instrument or indenture to which the Borrowers or any of their Subsidiaries is a party or to which the Borrowers or any of their Subsidiaries, their properties, or assets may be subject.

                  6.7 Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of the Borrowers, and cause to be paid and performed all obligations and indebtedness of their Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Borrowers or their Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Borrowers and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Borrowers or their Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

                  6.8 Insurance.  Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA, FHLMC and GNMA requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies satisfying the applicable FNMA requirements, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Borrowers. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

                  6.9 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Borrowers relating to any Mortgage Loan. The Lender shall have the right from time to time, at the request of the Lender, to pre-approve the standard closing instructions of the Borrowers to the title insurance company, agent or attorney in cases where the Mortgage Loan to be created at settlement is intended to be warehoused by the Borrowers to be included as Collateral pursuant hereto.

                  6.10 Other Loan obligations.  Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Borrowers are bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all such lines of credit or agreements as of the date hereof and the Borrowers hereby agree to give the Lender Notice within thirty (30) days after entering into any additional lines of credit or agreements.

                  6.11 Use of Proceeds  of  Advances.  Use the  proceeds of each
             Advance solely for the purpose set forth in Section 2.1(b) for Advances of that type.

                  6.12 Special Affirmative Covenants Concerning Collateral.

                       6.12(a) Warrant and defend the right,  title and interest
                  of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

                       6.12(b)  Service  or cause to be  serviced  all  Mortgage
                  Loans in accordance with the standard requirements of the issuers of asset-backed securities similar to the Company Securities or, if applicable, Purchase Commitments covering the same, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Borrowers shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable requirements of issuers of asset-backed securities similar to the Company Securities or, if applicable, Purchase Commitments covering the same. The Borrowers shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

                       6.12(c)  Execute and  deliver to the Lender such  Uniform
                  Commercial Code financing statements with respect to the Collateral as the Lender may request. The Borrowers shall also execute and deliver to the Lender such fur.her instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall co and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party

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




                  under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

                       6.12(d) Maintain,  at its principal office, in a regional
                  office with respect to which Notice has been provided to the Lender, or in the office of a computer service bureau engaged by the Borrowers with respect to which Notice has been provided to the Lender, and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of the Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities and Company Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

                       6.12(e) Cause each Subwarehousing  Borrower to comply, in
                  all applicable respects, with the requirements of Sections 6.12(a), 6.12(b) and 6.12(d) hereof, as if such Subwarehousing Borrower were the "Borrowers," and maintain at all times a perfected security interest in the Subwarehousing Mortgage Loans, any Purchase Commitments related thereto and any other related rights or interests of the type described in Sections 3.1(a), 3.1(d), 3.1(i), 3.1(j), 3.1(k) and 3.1(1) hereof.

         7. NEGATIVE COVENANTS.

                  The Borrowers  hereby  covenant and agree that, so long as the
             Commitment is outstanding or there remain any Obligations to be paid or performed, the Borrowers shall not, either directly or indirectly, without the prior written consent of the Lender:

                  7.1 Contingent  Liabilities.  Assume,  guarantee,  endorse, or otherwise become contingently liable for the obligation of any Person, except (a) as described on Exhibit P hereto, (b) guarantees by Industry of the obligations of IMC, and (c) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                  7.2 Sale or Pledge of  Servicing  Contracts.  Sell,  pledge or grant a  security  interest  in any  existing  or future  Servicing
             Contracts of the Borrowers other than to the Lender, except as otherwise expressly permitted in this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect; provided, however, that if


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             no Default  or Event of Default  has  occurred  and is  continuing,
             Servicing Contracts not included in the Servicing Collateral may be sold in the ordinary course of the Borrowers' business, and Servicing Contracts not included in the Servicing Collateral may be pledged to secure Debt (provided, that such Servicing Contracts shall thereafter be excluded in calculating the Adjusted Servicing Portfolio).

                  7.3 Merger; Sale of Assets; Acquisitions. Liquidate, dissolve, consolidate or merge or sell any substantial part of its assets, or acquire any substantial part of the assets of another; provided, however, that (a) Servicing Contracts may be sold as provided in
             Section 7.2 hereof and (b) as long as no Default or Event of Default has occurred and is continuing, or would occur as a result thereof, the Borrowers may acquire the assets of any other Person engaged in the mortgage banking business.

                  7.4 Loss of Eligibility.  Take any action that would cause the
             Borrowers to lose all or any part of their status as eligible lenders, seller/servicers and issuers as described under Section
             5.13 hereof.

                  7.5 Debt to  Adjusted  Tangible  Net Worth  Ratio.  Permit the
             ratio of Debt (excluding, for this purpose only, Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements) to Adjusted Tangible Net Worth of Industry and its Subsidiaries, on a consolidated basis, at any time to exceed 25 to 1.

                  7.6 Minimum Net Worth. Permit the Net Worth of Industry and its Subsidiaries, on a consolidated basis, at any time to be less than Seven Million Dollars ($7,000,000).

                  7.7 Minimum Adjusted  Tangible Net Worth.  Permit the Adjusted
             Tangible Net Worth of Industry and its Subsidiaries, on a consolidated basis, at any time to be less than Ten Million Dollars ($10,000,000).

                  7.8 Minimum Pledged Servicing Portfolio. Permit the outstanding principal balance of the Mortgage Loans serviced pursuant to Servicing Contracts pledged to the Lender hereunder, excluding any such Mortgage Loans excluded in calculating the Adjusted Servicing Portfolio, to be less than One Hundred Fifty Million Dollars ($150,000,000).

                  7.9 Transactions  with Affiliates.  Directly or indirectly (a)
             make any loan, advance, extension of credit or capital contribution to any of its Affiliates, except capital contributions made to wholly-owned Subsidiaries that will issue, or create a trust to issue, Company Securities, (b) transfer, sell, pledge, assign or otherwise dispose of any of


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




             its assets to or on behalf of such Affiliates, except (i) in the ordinary course of business on terms no less favorable to the Borrowers than those that could be obtained in an arms-length transaction and (ii) distributions permitted by Section 7.11 hereof, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) pay management fees to or on behalf of such Affiliates, except in the ordinary course of business on terms no less favorable to the Borrowers than those that could be obtained in an arms-length transaction.

                  7.10 Acquisition of Recourse Servicing Contracts. Acquire Servicing Contracts other than Nonrecourse Servicing Contracts.

                  7.11 Distributions,  Withdrawals of Capital and Other Actions.
             Make any payment or other distribution to any Partner of Industry in excess of the greater of (a) the amount required to enable its Partners to pay income taxes payable by them in respect of Industry's net income or (b) Industry's net income earned in any fiscal year as determined on a fiscal year-to-date basis, less in each case distributions previously made in such fiscal year; or permit any Partner, directly or indirectly, to withdraw any capital from Industry, except in connection with a substitution or reorganization of the partnership interests in Industry that did not result in a net withdrawal of any partnership capital, or permit any violation of the terms of Industry's Partnership
             Agreement,   or  any  amendment  or   modification   to  Industry's
             Partnership Agreement that would result in any withdrawal of partnership capital from Industry or otherwise result in the occurrence of a Default or Event of Default. Any distribution based on Industry's net income earned in any fiscal year or to enable its Partners to pay income taxes in respect of such net income must be paid by the end of the second quarter of the next succeeding fiscal year.

                  7.12 Special Negative Covenants Concerning Collateral.

                       7.12(a) The Borrowers shall not amend or modify, or waive
                  any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities, except for deferrals of payments in the ordinary course of servicing Pledged Mortgages that do not materially affect the salability or market value thereof.

                       7.12(b) The Borrowers shall not sell, assign, transfer or
                  otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein, except after


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




                  payment of the Release Amount in respect thereof to the Lender; provided, that the Borrowers may enter into agreements to sell Mortgage Loans to Investors as long as provision is made for the payment of the Release Amount with respect thereto upon any sale thereof.

                       7.12(c)  The  Borrowers  shall  not make any  compromise,
                  adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral, except after payment of the Release Amount in respect thereof to the Lender.

                       7.12(d) The Borrowers  shall not make any material change
                  in the Underwriting Guidelines and procedures, and shall review the Underwriting Guidelines periodically to confirm that such policies and procedures are being complied with in all material respects and are adequate to meet the Borrowers' business objectives.

                       7.12(e) The Borrowers shall not permit any Subwarehousing
                  Borrowers  to,  take any  action  of the  types  described  in
                  Section 7.12(a), 7.12(b) or 7.12(c) hereof with respect to Pledges Subwarehousing Mortgages. The Borrowers shall not amend or modify, or waive any of the terms and conditions of, any Approved Subwarehousing Agreement without either (i) the prior written consent of the Lender or (ii) paying the Release Amount in respect of all Pledged Subwarehousing Mortgages servicing Subwarehousing Loans made under such Approved Subwarehousing Agreement.

                  7.13 Deferral of Subordinated Debt. Pay in advance of the stated maturity thereof any Subordinated Debt of the Borrowers or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

         8.   DEFAULTS; REMEDIES.

                  8.1 Events of Default.  The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

                       8.1(a)  Failure to pay the  principal of any Advance when
                  due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment or interest on any Advance or any other amount due under this Agreement within ten (10) days after the due data; or failure to pay, within any


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




                  applicable grace period, the principal or interest on any other indebtedness of the Borrowers due the Lender; or

                       8.1(b) Failure of the Borrowers or any General Partner to
                  pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided; breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Borrowers or any General Partner in the aggregate amount of Fifty Thousand Dollars ($50,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise);


                       8.1(c) Failure of the Borrowers to perform or comply with
                  any term or condition applicable to it contained in Sections 6.3, 6.11 and 6.12 or in any Section of Article 7 of this Agreement; or

                       8.1(d) Any of the  Borrowers'  or the  General  Partner's
                  representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Borrowers or any General Partner in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; provided, however, that in the event of any breach of a representation or warranty contained in
                  Section 5.15 or Section 5.18 of this Agreement with respect to particular Mortgage Loans, no Event of Default shall occur if the Borrowers repay the outstanding Advances against such Mortgage Loans within one (1) Business Day after the earliest to occur of (i) receipt by the Borrowers of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Borrowers of such breach, or (iii) the date the Borrowers should have notified the Lender of such breach pursuant to Section 6.6(c); and provided, further, that the sole remedy applicable in the case of a breach of a representation or warranty continued in Section 5.17 of this Agreement with respect to particular Pledged Servicing Contracts shall be the disallowance of such Pledged Servicing Contracts in determining the Borrowers' compliance with
                  Section 7.8 of this Agreement unless, as a result of such disallowance, a breach would occur under Section 7.8 of this Agreement; or


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




                       8.1(e) The borrowers  shall default in the performance of
                  or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Borrowers of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Borrowers of such default, or (iii) the date the Borrowers should have notified the Lender of such default pursuant to Section 6.6(c); or

                       8.1(f)  (1) A court  having  jurisdiction  shall  enter a
                  decree or order for relief in respect of the Borrowers, any Subsidiary of the Borrowers or the General Partner in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Borrowers, any Subsidiary of the Borrowers or the General Partner now or hereafter in effect, which decree or order is not stayed; the Borrowers, any Subsidiary of the Borrowers or the General Partner shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Borrowers, any Subsidiary of the Borrowers or the General Partner have occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of the Borrowers, any Subsidiary of the Borrowers or the General Partner under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrowers, any Subsidiary of the Borrowers or the General Partner, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of the Borrowers, any Subsidiary of the Borrowers or the General Partner for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrowers, any Subsidiary of the Borrowers or the General Partner, and the continuance of any such events in Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

                       8.1(g) The Borrowers,  any Subsidiary of the Borrowers or
                  the General Partner shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or

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




                  taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Borrowers, any Subsidiary of the Borrowers or the General Partner of any assignment for the benefit of creditors; or the inability or failure of the Borrowers, any Subsidiary of the Borrowers or the General Partner, or the admission by the Borrowers, any Subsidiary of the Borrowers or the General Partner in writing of its inability, to pay its debts as such debts become due; or

                       8.1(h)   Failure  of  the   Borrowers   to  perform   any
                  contractual obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed One Million Dollars ($1,000,000); or

                       8.1(i) Any money judgment, writ or warrant of attachment,
                  or similar process involving in any case an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be entered or filed against the Borrowers or any of their Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                       8.1(j) Any  order,  judgment  or decree  shall be entered
                  against the Borrowers decreeing the dissolution or split up of the Borrowers and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

                       8.1(k)  Any  Plan  maintained  by  the  Borrowers  or any
                  General Partner shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Borrowers' liability or any General Partner's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Twenty-Five Thousand Dollars ($25,000) (or in the case of a termination involving the Borrowers or any General Partner as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

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




                       8.1(1) The  Borrowers or any General  Partner as employer
                  under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Twenty-Five Thousand Dollars ($25,000); or

                       8.1(m) The  Borrowers  shall  purport  to  disavow  their
                  obligations hereunder, or shall contest the validity or enforceability hereof; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

                       8.1(n) The  General  Partner  shall  cease to be the sole
                  general partner of Industry, or Industry shall cease to own one hundred percent (100%) of the issued and outstanding capital stock of IMC; or

                       8.1(o)  George  Nicholas  shall  cease  to be  the  chief
                  executive officer of the General Partner or IMC unless the same results from unsolicited resignation, death, disability, unsolicited retirement or termination for cause and the General Partner and IMC have, within ninety (90) days, selected a replacement officer reasonably acceptable to the Lender; or

                       8.1(p)  Thomas  Middleton  shall  cease  to be the  chief
                  operating officer of the General Partner or IMC unless the same results from unsolicited resignation, death, disability, unsolicited retirement or termination for cause and the General Partner and IMC have, within ninety (90) days, selected a replacement officer reasonably acceptable to the Lender; or

                       8.1(q)  There shall be a material  adverse  change in the
                  financial condition, business or operations of the Borrowers.

                 8.2  Remedies.

                       8.2(a)  Upon  the  occurrence  of any  Event  of  Default
                  described in Sections 8.1(f) or 8.1(g), the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Note and all other Obligations shall automatically become due and payable,

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




                  without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Borrowers.

                       8.2(b) Upon the occurrence of any Event of Default, other
                  than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Borrowers, terminate the Commitment and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

                       8.2(c)  Upon the  occurrence of any Event of Default, the
                  Lender may also do any of the following:

                           (1) Foreclose upon or otherwise  enforce its security
                      interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                           (2) Notify all obligors in respect of Collateral that
                      the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests included in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                           (3) Act,  or  contract  with a third party to act, as
                      servicer or subservicer of each item of Collateral requiring servicing and perform all obligations require. in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Borrowers.

                           (4) Require the Borrowers to assemble the  Collateral
                      and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

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




                           (5) Enter onto property where any Collateral or books
                       and  records   relating  thereto  are  located  and  take
                       possession thereof with or without judicial process.

                           (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

                           (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Borrowers not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Borrowers agree that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retailed by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                           (8) Proceed against the Borrowers on the Note.

                       8.2(d) The Lender shall incur no liability as a result of
                  the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrowers hereby waive (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of Collateral arranged by the Borrowers, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                       8.2(e) The Borrowers  acknowledge  that  Mortgage  Loans,
                  Mortgage-backed Securities and Company Securities are collateral of a type which is customarily sold on a recognized market. The Borrowers waive any right they may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that the Lender may purchase any Mortgage Loans, Mortgage-backed Securities or Company Securities at a private sale of such Collateral conducted in a commercially reasonable manner.

                       8.2(f) The Borrowers  specifically waive and releases (to
                  the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrowers have or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Borrowers against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                       8.2(g) The Lender  may,  but shall not be  obligated  to,
                  advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in: the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and


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




                  expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

                       8.2(h) No failure on the part of the Lender to  exercise,
                  and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrowers to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

                       8.2(i) The Borrowers  acknowledge  that the Borrowers and
                  the Lender may from time to time hereafter enter into agreements ("Acknowledgment Agreements") with FNMA, FHLMC or any other Investor in order to obtain the consent of FNMA, FHLMC or any other Investor to the assignment of and security interest granted in the Servicing Contracts pursuant to
                  Section 3 hereof, as the same may be amended from time to time. The Borrowers further acknowledge that the Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Lender of the security interest of the secured parties in the Servicing Contracts subject thereto. The Borrowers agree that the disposition of its rights in any Servicing Contract pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the Uniform Commercial Code of Minnesota. The Borrowers hereby waives any claims it might otherwise have against the Lender as a result of the Lender's compliance with the terms of any Acknowledgment Agreement.

                  8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the
             Lender:

                  First,  to the payment of  the costs and expenses of such sale or enforcement, including reasonable compensation to the


                                       59

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


             Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

                  Second,  to the payment of interest accrued and unpaid on  the
             Note;

                  Third, to the payment of any other Obligations due (other than principal and interest) under the this Agreement and the Loan Documents;

                  Fourth, to the payment of the outstanding principal balance of the Note; and

                  Finally,  to  the  payment  to  the  Borrowers,  or  to  their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  If the  proceeds  of  any  such  sale,  disposition  or  other enforcement  are  insufficient  to cover the costs and  expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Borrowers shall remain liable for any deficiency.

                  8.4 Lender  Appointed  Attorney-in-Fact.  The Lender is hereby appointed the attorney-in-fact of the Borrowers, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Borrowers or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Borrowers, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Borrowers representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same. Except as set forth in the preceding sentence, the Lender agrees not to exercise the foregoing power of attorney except after the occurrence and during the continuance of an Event of Default.

                  8.5 Right of Set-Off.  If the  Borrowers  shall default in the payment of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender shall have the right, at any


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




             time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Borrowers against and on account of the Obligations of the Borrowers under the Note and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

         9.  NOTICES.

                  All   notices,   demands,   consents,   requests   and   other
             communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

                   if to the          Industry Mortgage Company, L.P.
                   Borrowers:         IMC Corporation of America
                                      3450 Buschwood Park Drive
                                      Suite 250
                                      Tampa, Florida 33618
                                      Attention: George Freeman, CFO
                                      Telecopier No.: (813) 931-4840

                   with a copy to:    Gayle Petrie, Esq.
                                      One Independent Drive, Suite 3104
                                      Jacksonville, FL 32202
                                      Telecopier No.: (904) 791-9333

                   if to the Lender:  Residential Funding Corporation
                                      440 Sawgrass Corp. Parkway
                                      Suite 212
                                      Sunrise, Florida  33325
                                      Attention: Donna West, Director
                                      Telecopier No.: (305) 846-8352

                   with a copy to:    Residential Funding Corporation
                                      8400 Normandale Lake Boulevard
                                      Suite 600
                                      Minneapolis, Minnesota  55437
                                      Attention:  Sandra L. Oakes, Esa
                                      Telecopier No.: (612) 832-7190


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

             Copies of Notices need only be provided to the respective attorneys of the Lender and the Borrowers if such Notices relate to a Default or Event of Default, to the exercise by the Lender of its remedies under Section 8 of this Agreement, or to pending legal proceeding. No Notice provided to any party to this Agreement as required hereunder shall be ineffective because of any failure to provide a copy of such Notice to the attorney of such party.

         10. REIMBURSEMENT OF EXPENSES; INDEMNITY.

             The Borrowers shall: (a) pay a documentation production fee of Five Thousand Dollars ($5,000) in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees, as the Lender may require and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Note, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lender from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Note, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Borrowers shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Borrowers contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Note Attorneys' fees and


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




         disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

             The Borrowers shall be entitled to appoint counsel of the Borrowers' choice at the Borrowers' expense to represent any of the Indemnitees in any action for which indemnification is sought (in which case the Borrowers shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnitees except as set forth below); provided, however, that such counsel shall be satisfactory to the Indemnitees. Notwithstanding the Borrowers election to appoint counsel for the Indemnitees in any action, the Indemnitees shall have the right to employ separate counsel (including local counsel), and the Borrowers shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Borrowers to represent the Indemnitees would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both an Indemnitee and the Borrowers and the Indemnitee shall have reasonably concluded that there may be defenses available to it that are different from or additional to those available to the Borrowers, (iii) the Borrowers shall not have employed counsel satisfactory to the Indemnitees within a reasonable time after the notice of the institution of such action, (iv) the Indemnitees shall have reasonably concluded that, due to the financial condition of the Borrowers, not employing separate counsel could have a material adverse effect on the outcome of such action as its relates to the Indemnitees, or (v) the Borrowers shall authorize Lender and/or other Indemnitees to employ separate counsel at the expense of the Borrowers. The Borrowers will not, without the prior written consent of the Lender and all other Indemnitees involved in the related action, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Borrowers are actual or potential parties to such claim or action) unless such settlement, compromise or consent involves no remedy other than the payment of money, has been fully satisfied (or provision satisfactory to the Lender for the satisfaction thereof has been made) by the Borrowers, and includes an unconditional release of each Indemnitee from all liability arising out of such claim, action, suit or proceeding.

         11.  FINANCIAL INFORMATION.

             All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended


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

         (except to the extent otherwise required to conform to good accounting practice).

         12.  MISCELLANEOUS.

                  12.1 Terms Binding Upon Successors: Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Borrowers shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

                  12.2 Assignment. This Agreement may not be assigned by the Borrowers. This Agreement and the Note, along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, provided that no such assignee may enforce this Agreement, the Note or such security interest, that the Borrowers may continue to deal exclusively with the Lender notwithstanding such assignment.

                  12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

                  12.4 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

                  12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations, provided that no Participant may enforce this Agreement or the Obligations and that the Borrowers may continue to deal exclusively with the Lender with respect to this Agreement and the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Borrowers authorize each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Borrowers which may be in the hands of such Participant. The Borrowers authorize the Lender to disclose to any prospective
             Participant and any Participant any and all information in the Lender's possession concerning the Borrowers, this Agreement and the Collateral.


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




                  12.6 Relationship of the Parties.  This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Borrowers, in their capacity as borrowers, and for the payment of interest, repayment of principal by the Borrowers to the Lender, and for the payment of certain fees by the Borrowers to the Lender. The relationship between the Lender and the Borrowers are limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Borrowers, as permitting or obligating the Lender to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of the Lender to the Borrowers, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Borrowers acknowledge that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Borrowers further acknowledge that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

                  12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

                  12.8 Operational Reviews.  From time to time upon request, the
             Borrowers shall permit the Lender or its representative access to its premises and records, for the purpose of conducting a review of the Borrowers' general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Borrowers' business.

                  12.9 Consent to Jurisdiction. The Borrowers hereby agrees that any action or proceeding under the Loan Documents, the Note or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction


                                       65




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




             within the State of Minnesota, by service of process upon the Borrowers by first class registered or certified mail, return receipt requested, addressed to the Borrowers at their address last known to the Lender. The Borrowers agree that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Borrowers hereby waive any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction or court, to the extent provided by law.

                  12.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

                  12.11 Entire Agreement. This Agreement, the Note and the other
             Loan Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

                  12.12 WAIVER OF JURY TRIAL.  THE BORROWERS AND THE LENDER EACH
             HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWERS AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE BORROWERS ARE EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWERS AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.




                                       66




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




             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  INDUSTRY MORTGAGE COMPANY, L.P.,
                                  a Delaware limited partnership

                                  By: INDUSTRY MORTGAGE CORPORATION,
                                      a Delaware corporation

                                      By: ______________________________________

                                      Its: _____________________________________
                                  Its: General Partner

                                  IMC CORPORATION OF AMERICA,
                                  a Delaware corporation


                                  By: __________________________________________

                                  Its: _________________________________________

                                  RESIDENTIAL FUNDING CORPORATION,
                                  a Delaware corporation


                                  By: __________________________________________

                                  Its: Director

STATE OF ____________________  )
                               ) ss
COUNTY OF ___________________  )

     On __________________________, 1996, before me, a Notary Public, personally appeared ___________________________,  the ________________ of INDUSTRY MORTGAGE
CORPORATION, a Delaware corporation, which is the General Partner of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                  ______________________________________________
                                  Notary Public
(SEAL)                            My Commission Expires:________________________


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

STATE OF ____________________  )
                               ) ss
COUNTY OF ___________________  )

     On _______________________, 1996, before me, a Notary Public, personally appeared _________________, the ___________________________ of IMC CORPORATION
OF AMERICA, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                  ______________________________________________
                                  Notary Public
(SEAL)                            My Commission Expires:________________________


STATE OF ____________________  )
                               ) ss
COUNTY OF ___________________  )

     On ______________, 1996, before me, a Notary Public, personally appeared _______________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                  ______________________________________________
                                  Notary Public
(SEAL)                            My Commission Expires:________________________

                                                                       EXHIBIT A

                                 PROMISSORY NOTE



$75,000,000                                                 Date:  March 1, 1996


     FOR VALUE RECEIVED, the undersigned, INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, and IMC CORPORATION OF AMERICA, a Pennsylvania corporation (hereinafter collectively referred to as the "Borrowers" and individually as "Co-Borrower"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder"), whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Seventy-Five Million Dollars ($75,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co- Borrower shall not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Borrowers have executed this Note as of the day and year first above written.


                                    INDUSTRY MORTGAGE COMPANY, L.P.,
                                    a Delaware limited partnership

                                    By: INDUSTRY MORTGAGE CORPORATION,
                                        a Delaware corporation


                                        By: ____________________________________

                                        Its: ___________________________________
                                    Its: General Partner

                                    IMC CORPORATION OF AMERICA,
                                    a Pennsylvania corporation


                                    By: ________________________________________

                                    Its: _______________________________________

STATE OF ____________________  )
                               ) ss
COUNTY OF ___________________  )

     On _________________, 1996, before me, a Notary Public, personally appeared _______________, the of INDUSTRY MORTGAGE CORPORATION, a Delaware corporation, which is the General Partner of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                  ______________________________________________
                                  Notary Public
(SEAL)                            My Commission Expires:________________________



STATE OF ____________________  )
                               ) ss
COUNTY OF ___________________  )

     On _______________________, 1996, before me, a Notary Public, personally appeared _____________________________, the of IMC CORPORATION OF AMERICA, a Pennsylvania corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed this instrument.

     WITNESS my hand and official seal.



                                  ______________________________________________
                                  Notary Public
(SEAL)                            My Commission Expires:________________________

                                                                       EXHIBIT B











                             (INTENTIONALLY OMITTED)

                                                                    EXHIBIT C-SF
                 REQUEST FOR ADVANCE SINGLE FAMILY MORTGAGE LOAN

Mortgage Company: INDUSTRY MORTGAGE COMPANY, L.P. and IMC CORPORATION OF AMERICA

Mortgagor: ______________________      Loan Number:    _______________________
           ______________________      Reviewed By:    _______________________
Address:   ______________________      Warehouse Date: _______________________
           ______________________      Effective Date: _______________________

Status:                                  Loan Type:
           Wet Settlement _______
           Received _____________                 Fixed _________ Term _______
           3rd Party                              ARM ___________ Type _______
              Originated_________                 Balloon _______ Type _______
           Section 32____________                 Second ________
                                                  Home Equity ___
                                                  Mixed Use Property _________

Mortgage Note Amount: ___________      Interest Rate: ________________________
Mortgage Note Date: _____________      Requested Warehouse Amt: ______________
Investor: _______________________      Requested Premium Advance: ____________
Acquisition Price: ______________      Expiration Date: ______________________
Loan Grade: _____________________      Title Company: ________________________

                                METHOD OF ADVANCE

( ) Check Funding/Disbursement
    Check No: _________________________     Amount: __________________________
    Checking Account No: ______________
( ) Wire Transfer
    Amount of Wire: ___________________     Date of Wire: ____________________
    Credit Acct. No.: _________________     Credit Acct. Name: _______________
    ABA No.: __________________________     Bank Name: _______________________
    Account to Debit: _________________     City & State: ____________________
    Ref: _____________   Advise:____________________    Phone: _______________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )  Original and one copy of Mortgage Note
( )  Certified copy of Mortgage
( )  Section 32 Compliance Documents (if applicable)

Left
( ) *Request for Advance (original and one (1) copy)
( ) *Copy of settlement or funding check (if applicable)
( )  Recordable assignment of Mortgage
( )  Certified copies of interim assignments of Mortgage (if applicable)
( ) *Bailee Pledge Agreement (only required for Wet Settlement Advance)

Please  Note:  Items  designated  with  the  "*"  are  required  prior  to a Wet
               Settlement Advance

Authorized Signature: ___________________________________



                           FOR RFC INTERNAL USE ONLY

Repetitive Code: ______________________________ Date: ________________________
Wire Initiator's Initials: ____________________ Wire Verifier's Initials:_____

                                                                  EXHIBIT C-SUBW

                REQUEST FOR ADVANCE SUBWAREHOUSING MORTGAGE LOAN

Mortgage Company: INDUSTRY MORTGAGE COMPANY, L.P. and IMC CORPORATION OF AMERICA

Subwarehousing Borrower: ______________________________________________________

Mortgagor: ______________________      Loan Number:    _______________________
           ______________________      Reviewed By:    _______________________
Address:   ______________________      Warehouse Date: _______________________
           ______________________      Effective Date: _______________________

Status:                                  Loan Type:
           Received _____________                 Fixed _________ Term _______
           3rd Party                              ARM ___________ Type _______
              Originated ________                 Balloon _______ Type _______
           Section 32 ___________                 Second ________
                                                  Home Equity ___
                                                  Mixed Use Property _________

Mortgage Note Amount:____________      Interest Rate:_________________________
Borrower's Warehouse Loan Amount: ____________________________________________
Mortgage Note Date: _____________      Requested Warehouse Amt: ______________
Investor: _______________________      Expiration Date: ______________________
Acquisition Price: ______________      Title Company: ________________________
Loan Grade: _____________________

                               METHOD OF ADVANCE

( ) Wire Transfer
    Amount of Wire: ___________________     Date of Wire: ____________________
    Credit Acct. No.: _________________     Credit Acct. Name: _______________
    ABA No.: __________________________     Bank Name: _______________________
    Account to Debit: _________________     City & State: ____________________
    Ref: _____________   Advise:____________________    Phone: _______________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )  Copy of Subwarehousing Note (previously delivered)
( )  Original and one copy of Mortgage Note (endorsed in blank by
       Subwarehousing Borrower)
( )  Certified copy of Mortgage
( )  Section 32 Compliance Documents (if applicable)

Left
( ) *Request for Advance (original and one (1) copy)
( )  Recordable assignments of Mortgage (Subwarehousing Borrower to Borrower;
        Borrower to Lender)
( )  Certified copies of interim assignments of Mortgage (if applicable)

Authorized Signature: ___________________________




                           FOR RFC INTERNAL USE ONLY

Repetitive Code: ______________________________ Date: ________________________
Wire Initiator's Intitials: ___________________ Wire Verifier's Initials:_____

                                                                   EXHIBIT D-SF


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE FAMILY MORTGAGE LOANS

    The following procedures and documentation requirements must be observed in all respects by the Borrowers. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Warehousing Credit and Security Agreement dated as of February 1, 1996 (the "Agreement"). The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Borrowers shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), Borrower loan number and Borrower name. If a Wet Settlement Advance is being requested, the Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and Borrower loan number.

    I. Prior to making a Wet Settlement Advance, the Lender must receive the following:

        (l) Estimate of the amount of the requested Advance not later than 9:00 a.m. (Eastern time) on the date of such Advance.

        (2) Copy of settlement or funding check issued to the escrow/title company, if applicable.

        (3) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

        (4) Bailee Pledge Agreement (only required for Wet Settlement Advance) (Exhibit M).

        The following must be received by the Lender within five (5) Business Days of the date of the Wet Settlement Advance:

        (5) Original signed Mortgage Note, endorsed by the Borrowers in blank with corresponding interim endorsements, if applicable, and one copy of same.

        (6)  Copy of the Mortgage certified true by the escrow/title company.

        (7) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

        (8) An assignment of the Mortgage to the Lender in recordable form but unrecorded.

        (9) Completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32.

    II. Prior to the making of an Advance (other than a Wet Settlement Advance), the Lender must receive all of the Collateral Documents listed in Section I above.

    III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

             The following procedures are to be followed for deliveries of Pledged Mortgages:

             No later than one (1) Business Day prior to the requested shipment date, the Lender must receive the following:

        (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:
             (a) Name and address of the office of the Approved Custodian (or Investor) to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

             (b)  Instructions for endorsement of the Mortgage Note;

             (c) Names of mortgagor(s), Mortgage Note Amounts of Pledged Mortgages to be shipped and the Borrowers' loan number.

        (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:

             (a) Copy of Loan Schedule (FNMA Form 1068 or 1069) showing the Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

        (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:

             (a) Original completed Warehouse Lender Release of Security Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.
             (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

         In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

        (4) For deliveries of Pledged Mortgages to a pool custodian for inclusion in a Securitization Pool, the following additional documents are required:

             (a) Original executed custodial agreement or other written confirmation that the pool custodian will hold the Pledged Mortgages as agent for Lender pending Lender's receipt of the Release Amount with respect thereto or, if authorized in writing by the Lender, issuance of the related Company Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan, Director."

             (b) Identification (name, address, telecopier number and contact person) of the underwriter or underwriters (or, if the Company Securities are to be privately placed, the placement agent or agents) for the related Company Securities, or written confirmation from the pool custodian that it will notify such underwriter or underwriters (or placement agent or placement agents) of the Lender's security interest in the Pledged Mortgages.

        (5) For FNMA Mortgage-backed Securities issuance, the following additional documents are required:
             (a)  Copy of Schedule of Mortgages  (FNMA Form 2005 or 2025).
             (b)  Copy of Delivery  Schedule (FNMA Form 2014),  instructing FNMA to issue  the  Mortgage-backed  Securities  in the name of the
                  Borrowers  with the  Lender  as  pledgee  and to  deliver  the
                  Mortgage-backed Securities to the Lender's custody account at  Chemical  Bank  NY  (CHEMICAL  NYC/GEOCUST/MR9229490)  and
                  bearing the following  instructions:  "These  instructions may
                  not  be  changed   without  the  prior   written   consent  of
                  Residential Funding Corporation,  Preston A. Lyvers,  Director
                  or Patti Erfan, Director."
        (6) For FHLMC Mortgage-backed Securities issuance, the following additional documents are required:
            (a)  Copy  of  Settlement  Information  and  Delivery  Authorization
                 (FHLMC  Form  939),  designating  the  Lender as the  Warehouse
                 Lender and  instructing  FHLMC to deliver  the  Mortgage-backed
                 Securities to the Lender's  custody account at Chemical Bank NY
                 (CHEMICAL NYC/GEOCUST/MR9229490).
            (b)  Original  Warehouse Lender Release of Security  Interest (FHLMC
                 Form 996) to be executed by the Lender,  designating the Lender as the Warehouse  Lender and  instructing  FHLMC to deliver the
                 Mortgage-backed  Securities to the Lender's  custody account at
                 Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).
        (7) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:
            (a)  Signed original Schedule of Mortgages  (HUD Form 11706).
            (b)  Signed  original  Schedule  of  Subscribers  (HUD  Form  11705)
                 instructing  GNMA to issue  the  Mortgage-backed  Securities in the name of the  Borrowers  and  designating  Chemical  Bank as
                 Agent for the  Lender as the  subscriber,  using the  following language:  CHEMICAL  BANK  AS  AGENT  FOR  RESIDENTIAL  FUNDING
                 CORPORATION  SEG  ACCT   MANUF/CUST/MR9229490).  The  following
                 instructions   must  also  be  included  on  the  form:  "These
                 instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers,
                 Director or Patti  Erfan,  Director."
             (c) Completed  original  Release of  Security  Interest  (HUD  Form
                 11711A) to be executed by the Lender.
        (8) No later than two (2) Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as Schedule I.

         Upon instruction by the Borrowers, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Pledged Securities, the Lender will cause such Pledged Securities to be delivered to the Investor which issued the Purchase Commitment. Pledged Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Pledged Mortgages delivered to the pool custodian for a Securitization Pool shall be released only against payment of the Release Amount therefor (unless the Lender, in its discretion, agrees in writing to release such Pledged Mortgages against delivery of the related Company Securities to the Lender's account). Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to the Advances outstanding against such Pledged Mortgages, other Mortgage Loans backing such Pledged Securities, or otherwise as provided in the Agreement. Provided no Event of Default has occurred and is continuing, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Borrowers, unless otherwise instructed in writing.

                                                                      SCHEDULE I
                         RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________     SETTLEMENT DATE: _________________
ISSUER: _______________________________     SECURITY: $_______________________
NO. OF CERTIFICATES:___________________     1) __________
                                            2) __________
                                            3) __________

CUSIP # _______________
Pool # ______________  MI# _____________   Coupon Rate: ______________________
Issue Date:(M/D/Y)______________________   Maturity Date:(M/D/Y) _____________

POOL TYPE (circle one):

GNMA:        GNMA I       GNMA II
FHLMC:       FIXED        ARM       DISCOUNT NOTE
FNMA:        FIXED        ARM       DISCOUNT NOTE      DEBENTURES      REMIC

________________________________________________________________________________

DELIVER TO: _______________________________  ( ) Versus Payment
            _______________________________  DVP AMT. $_______________________
            _______________________________  ( ) Free Delivery
DELIVER TO: _______________________________  ( ) Versus Payment
            _______________________________  DVP AMT. $_______________________
            _______________________________  ( ) Free Delivery

DELIVER TO: _______________________________  ( ) Versus Payment
            _______________________________  DVP AMT. $_______________________
            _______________________________  ( ) Free Delivery

________________________________________________________________________________


AUTHORIZED SIGNATURE: __________________________________________________________

TITLE: _________________________________________________________________________

                                                                  EXHIBIT D-SUBW
                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SUBWAREHOUSING MORTGAGE LOANS

    The following procedures and documentation requirements must be observed in all respects by the Borrowers. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Warehousing Credit and Security Agreement dated as of February 1, 1996 (the "Agreement"). The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Borrowers shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), the Subwarehousing Borrower name, Borrower loan number and Borrower name.

    I. Prior to making a Subwarehousing Advance, the Lender must receive the following:

    (1) Estimate of the amount of the requested Advance one (1) Business Day prior to such Advance.

    (2) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SUBW) and one (1) copy of same.

    (3) Original signed Mortgage Note, endorsed by the Subwarehousing Borrower in blank with corresponding interim endorsements, if applicable, and one copy of same.

    (4) Copy of the Mortgage certified true by the escrow/title company.

    (5) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

    (6) Assignments of the Mortgage from the Subwarehousing Borrower to the Borrowers, and from the Borrowers to the Lender, in recordable form but unrecorded.

    (7) Completed Company Worksheet Concerning Applicability of Section 32 of Regulation 2 (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32.

    II. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

        The following  procedures  are to be followed for  deliveries of Pledged
        Mortgages:

        No later than one (1) Business Day prior to the requested shipment date, the Lender must receive the following:

        (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:

             (a) Name and address of the office of the  Approved  Custodian  (or
                 Investor) to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

             (b) Instructions for endorsement of the Mortgage Note;

             (c) Names of mortgagor(s),  Mortgage Note Amounts of Pledged
                 Mortgages to be shipped and the Borrowers' loan number.

        (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:

             (a) Copy of Loan  Schedule  (FNMA  Form 1068 or 1069)  showing  the
                 Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

         (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:

             (a) Original   completed   Warehouse  Lender  Release  of  Security
                 Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

             (b) Copy  of  Wire  Transfer  Authorization  for a  Cash  Warehouse
                 Delivery  (FHLMC  Form  987),  designating  the  Lender  as the
                 Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

             In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

         (4) For deliveries of Pledged Mortgages to a pool custodian for inclusion in a Securitization Pool, the following additional documents are required:

             (a) Original   executed   custodial   agreement  or  other  written
                 confirmation that the pool custodian will hold the Pledged Mortgages as agent for Lender pending Lender's receipt of the Release Amount with respect thereto or, if authorized in writing by the Lender, issuance of the related Company Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan, Director."

             (b) Identification  (name,  address,  telecopier number and contact person) of the underwriter or underwriters (or, if the Company Securities are to be privately placed, the placement agent or agents) for the related Company Securities, or written confirmation from the pool custodian that it will notify such underwriter or underwriters (or placement agent or placement agents) of the Lender's security interest in the Pledged Mortgages.

         (5) For  FNMA  Mortgage-backed   Securities  issuance,  the   following
             additional documents are required:
             (a) Copy of Schedule of Mortgages (FNMA Form 2005 or 2025).

             (b) Copy of Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Securities in the name of the Borrowers with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lvers, Director or Patti Erfan, Director."

(6) For FHLMC  Mortgage-backed  Securities issuance,
                 the following  additional  documents are required:

             (a) Copy  of  Settlement  Information  and  Delivery  Authorization
                 (FHLMC Form 939), designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).

             (b) Original  Warehouse Lender Release of Security  Interest (FHLMC
                 Form 996) to be executed by the Lender, designating the Lender as the Warehouse

                 Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).

        (7) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:
            (a)  Signed original Schedule of Mortgages (HUD Form 11706).
            (b)  Signed  original  Schedule  of  Subscribers  (HUD  Form  11705)
                 instructing GNMA to issue the Mortgage-backed Securities in the name of the Borrowers and designating Chemical Bank as Agent for the Lender as the subscriber, using the following language:
                 CHEMICAL BANK AS AGENT FOR RESIDENTIAL  FUNDING CORPORATION SEG
                 ACCT MANUF/CUST/MR9229490). The following instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Residential
                 Funding  Corporation,  Preston  A.  Lyvers,  Director  or Patti
                 Erfan, Director."
             (c) Completed  original  Release  of  Security  Interest  (HUD Form
                 11711A) to be executed by the Lender.

        (8) No later than two (2) Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as Schedule I.

         Upon instruction by the Borrowers, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Pledged Securities, the Lender will cause such Pledged Securities to be delivered to the Investor which issued the Purchase Commitment. Pledged Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Pledged Mortgages delivered to the pool custodian for a Securitization Pool shall be released only against payment of the Release Amount therefor (unless the Lender, in its discretion, agrees in writing to release such Pledged Mortgages against delivery of the related Company Securities to the Lender's account). Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to the Advances outstanding against such Pledged Mortgages, other Mortgage Loans backing such Pledged Securities, or otherwise as provided in the Agreement. Provided no Event of Default has occurred and is continuing, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgaged-backed Securities to the Borrowers, unless otherwise instructed in writing. If an Event of Default has occurred and is continuing but no Subwarehousing Default has occurred and is continuing, the Lender shall return any proceeds of the sale of Mortgage Loans or Mortgage-backed Securities in excess of the amount of the related Subwarehousing Loan directly to the Subwarehousing Borrower.

                                                                      SCHEDULE I
                         RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________    SETTLEMENT DATE:___________________
ISSUER: _______________________________    SECURITY: $________________________
NO. OF CERTIFICATES: __________________    1)__________
                                           2)__________
                                           3)__________

CUSIP #______________
Pool #______________     MI#_______________  Coupon Rate:_____________________
Issue Date:(M/D/Y) ________________________  Maturity Date:(M/D/Y)____________

POOL TYPE (circle one):

         GNMA:   GNMA I       GNMA II
         FHLMC:  FIXED        ARM        DISCOUNT NOTE
         FNMA:   FIXED        ARM        DISCOUNT NOTE     DEBENTURES   REMIC


________________________________________________________________________________

DELIVER TO: _______________________________  ( ) Versus Payment
            _______________________________  DVP AMT. $_______________________
            _______________________________  ( ) Free Delivery
DELIVER TO: _______________________________  ( ) Versus Payment
            _______________________________  DVP AMT. $_______________________
            _______________________________  ( ) Free Delivery

DELIVER TO: _______________________________  ( ) Versus Payment
            _______________________________  DVP AMT. $_______________________
            _______________________________  ( ) Free Delivery

________________________________________________________________________________


AUTHORIZED SIGNATURE: __________________________________________________________

TITLE: _________________________________________________________________________

                                                                     EXHIBIT E-1


                        SCHEDULE OF SERVICING PORTFOLIO



                                                        UNPAID PRINCIPAL BALANCE
                                                        OF LOANS SERVICED AS OF
INVESTOR NAME                                            DATE OF THIS AGREEMENT
- -------------                                           ------------------------


                          (to be completed by Company)

                                                                     EXHIBIT E-2


                     SCHEDULE OF PLEDGED SERVICING CONTRACTS



                                                        UNPAID PRINCIPAL BALANCE
                                                        OF LOANS SERVICED AS OF
INVESTOR NAME                                            DATE OF THIS AGREEMENT
- -------------                                           ------------------------


                          (to be completed by Company)

                                                                     EXHIBIT F-1


                         RESIDENTIAL FUNDING CORPORATION
                         SUBORDINATION OF DEBT AGREEMENT


                                                       ___________________, 19__


To:  Residential Funding Corporation
     8400 Normandale Lake Blvd., Suite 600
     Minneapolis, Minnesota  55437
     (hereinafter referred to as the "Lender")


     The undersigned (hereinafter referred to as the "Creditor"), creditor of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership (hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

                                                     PRINCIPAL AMOUNT
                   TYPE OF FACILITY                  OF DEBT FROM THE
                       OR LOAN                           COMPANY

              __________________________         __________________________

              __________________________         __________________________

              __________________________         __________________________

              __________________________         __________________________

              __________________________         __________________________





             (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Company now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims or the Lender shall exist.

3. That the Creditor shall not (a) except to the extent expressly permitted in Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the

     Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4. So long as no event described in clauses (a) through (d) of Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6.   In case of (a) any  assignment by the Company for the benefit of creditors,
     (b) any bankruptcy proceedings instituted by or against the Company, (c) the appointment of any receiver for the Company's business or assets, or
     (d) any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company (the "Senior Claims") and/or any document or instrument executed in connection therewith;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion: or

          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means: (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows:

     If to the Creditor. addressed to:

     ___________________

     ___________________

     ___________________


     If to the Lender, addressed to :

     Residential Funding Corporation
     440 Sawgrass Corp. Parkway
     Suite 212
     Sunrise, Florida  33325
     Attention: Donna West, Director
     Telecopier No.:  (305) 846-8352

     Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Company.



                                       _________________________________________
                                                   ( Creditor )

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF  ______________    )
                            ) ss
COUNTY OF ______________    )

     On _______________, 19_, before me, a Notary Public, personally appeared ____________________________, the ______________of _______________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                       _________________________________________
                                       Notary Public
          (SEAL)                       My Commission Expires: __________________


[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF  ______________    )
                            ) ss
COUNTY OF ______________    )


     The  foregoing   instrument  was   acknowledged   before  me  this  day  of
_______________ , 19__, by ____________________________________________________.




                                       _________________________________________

                                       Notary Public
                                       My Commission Expires: __________________

                       ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY



     The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of ______________________ Dollars ($_______________); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to Perform in accordance therewith.


                                  INDUSTRY MORTGAGE COMPANY, L.P.,
                                  a Delaware limited partnership



                                  By: __________________________________________

                                  Its: _________________________________________



Dated: ______________________

                                                                     EXHIBIT F-2


                         RESIDENTIAL FUNDING CORPORATION
                         SUBORDINATION OF DEBT AGREEMENT


                                                     ____________________ , 19__


To:   Residential Funding Corporation
      8400 Normandale Lake Blvd., Suite 600
      Minneapolis, Minnesota  55437
      (hereinafter referred to as the "Lender")

     The undersigned (hereinafter referred to as the "Creditor"), creditor of IMC CORPORATION OF AMERICA, a Pennsylvania corporation (hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

                                                     PRINCIPAL AMOUNT
                   TYPE OF FACILITY                  OF DEBT FROM THE
                      OR LOAN                           COMPANY


               _________________________           __________________________

               _________________________           __________________________

               _________________________           __________________________

               _________________________           __________________________

               _________________________           __________________________




     (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Company now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3.   That the Creditor shall not (a) except to the extent expressly permitted in
     Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the

     Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4. So long as no event described in clauses (a) through (d) of Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6.   In case of (a) any  assignment by the Company for the benefit of creditors,
     (b) any bankruptcy proceedings instituted by or against the Company, (c) the appointment of any receiver for the Company's business or assets, or
     (d) any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company (the "Senior Claims") and/or any document or instrument executed in connection therewith;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion; or

          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means: (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows:

     If to the Creditor, addressed to:


     ___________________

     ___________________

     ___________________


     If to the Lender, addressed to :

     Residential Funding Corporation
     440 Sawgrass Corp. Parkway
     Suite 212
     Sunrise, Florida  33325
     Attention: Donna West, Director
     Telecopier No.:  (305) 846-8352

     Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Company.



                                       _________________________________________
                                                   ( Creditor )

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF  _____________________  )
                                 ) ss
COUNTY OF _____________________  )

     On __________________, 19__, before me, a Notary Public, personally appeared _________________________________, the _____________________________ of
___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                       _________________________________________
                                       Notary Public
          (SEAL)                       My Commission Expires:


[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF   ____________________ )
                                ) ss
COUNTY OF  ____________________ )

     The foregoing instrument was acknowledged before me this _______day of _______________, 19__, by ______________________________.




                                       _________________________________________
                                       Notary Public
                                       My Commission Expires:

                       ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY



     The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of ________________________ Dollars ($______________); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.


                                  IMC CORPORATION OF AMERICA,
                                  a Pennsylvania corporation



                                  By: __________________________________________

                                  Its: _________________________________________


Dated: ______________________

                                                                       EXHIBIT G


                                  SUBSIDIARIES


                                              States
                                            Qualified
                                              to do
     Name             Incorporated           Business            Owned (%)
     ----             ------------           --------            ---------

                          (to be completed by Company)

                                                                       EXHIBIT H


                           FORM OF OPINION OF COUNSEL


Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota 55437


Re: $75,000,000 Loan (the "Loan") under Warehousing Credit and Security Agreement (the "Agreement") by and between RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") and INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership ("Industry"), and IMC CORPORATION OF AMERICA, a Pennsylvania corporation ("IMC," Industry and IMC are hereinafter collectively referred to as the "Borrowers"), and secured by the "Collateral" (as defined in the Agreement).

Gentlemen:

     We are special counsel to the Borrowers and INDUSTRY MORTGAGE CORPORATION, a Delaware corporation, which is the General Partner of Industry (the "General Partner"), in connection with the Loan. As counsel, we have prepared and/or examined the following documents:

1. Executed copy of the Promissory Note, dated March 1, 1996, made by the Borrowers payable to the order of the Lender, in the principal amount of Seventy-Five Million Dollars ($75,000,000).

2.   Executed  copy of the  Warehousing  Credit and  Security  Agreement  by and
     between  the   Borrowers   and  the  Lender,   dated  March  1,  1996  (the
     "Agreement").

3.   Undated  UCC  Financing  Statements   perfecting  a  security  interest  in
     collateral, tangible and intangible.

4. The Agreement of Limited Partnership (the "Partnership Agreement") of Industry dated as of __________________________, together with amendments thereto, as certified on _________________, by the General Partner as then being complete, accurate and in effect.

5. The Certificate of Limited Partnership as certified by the Secretary of State of the State of Delaware.

6. Authorization approved by all of the partners of Industry entitled to vote thereof, dated as of ___________________, as certified by the General Partner of the Industry on _____________, as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

7. The Articles of Incorporation of the General Partner, together with amendments thereto, as certified by the Secretary of State of the State of Delaware.

8. The By-laws of the General Partner, as certified on ________________ _____________________, 19___ by the Secretary of the General Partner as then being complete, accurate and in effect.

9. Resolutions of the Board of Directors of the General Partner, adopted at a meeting held on _____________________, 19___, as certified by the Secretary of the General Partner on _________________, 19__ as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

10.  Certificate   of   Good   Standing   for   the   General   Partner,   dated
     _________________________, 19___, issued by the Secretary of State of the State of Delaware.(l)

11. Certificate of Good Standing for Industry, dated ________________________, 19___, issued by the Secretary of State of the State of Delaware.(2)

12. The Articles of Incorporation of IMC, together with amendments thereto, as certified by the Secretary of State of the State of Pennsylvania.

13.  The By-laws of IMC, as  certified on  _____________________,  19____ by the
     Secretary of IMC as then being complete, accurate and in effect.

14. Resolutions of the Board of Directors of IMC, adopted at a meeting held on ______________________, 19___, as certified by the Secretary of IMC on
     _______________________, 19____ as then being complete, accurate and in effect, authorizing the


- ----------

(1) A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

(2) A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed borrowing of the Loan and the execution and delivery of and performance under the Agreement.

15. Certificate of Good Standing for IMC, dated _________________, 19___, issued by the Secretary of State of the State of Pennsylvania.(3)

     The above enumerated items, numbered 1, 2 and 3 are collectively referred to as the "Loan Documents."

     The opinions which follow are subject to the following assumptions, limitations and qualifications:

A. We have assumed the genuineness of all signatures, other than of the Borrowers and the General Partner, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Borrowers and the General Partner, and that such parties, other than the Borrowers and the General Partner, have the right, power and authority to execute and deliver the Loan Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Agreement are within the powers of the Lender and have been duly and validly authorized and that the Agreement has been duly executed and validly delivered by the Lender.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Borrowers and the General Partner, and have examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements of the officers of the Borrowers, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

     Based  upon  such   examinations   and   investigations,   and  such  other
investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to



- ----------
(3) A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each stare where the Company is transacting business as a foreign corporation should be listed.

the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Borrowers, we are of the opinion that:

1. Industry is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. Industry is duly qualified to do business and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. Industry has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by the Industry, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary partnership actions on the part of Industry.

4. The Loan Documents have been duly executed and delivered by Industry. The Loan Documents constitute the legal, valid and binding obligations of Industry and are enforceable in accordance with their respective terms against Industry, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

5. IMC is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

6. IMC is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

7. IMC has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by IMC, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of IMC.

8. The Loan Documents have been duly executed and delivered by IMC. The Loan Documents constitute the legal, valid and binding obligations of IMC and are enforceable in accordance with their respective terms against IMC, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

9. Upon delivery to the Lender of those items of Collateral, consisting of promissory notes secured by mortgages or deeds of trust ("Pledged Mortgages") or mortgage-backed securities ("Pledged Securities"), or in the case of Pledged Securities issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon (a)
     registration of such Pledged Securities in the name of a financial intermediary (as such term is defined in the Uniform Commercial Code) in an account containing only customer securities, (b) the notation of Lender's security interest in such Pledged Securities on the records of such financial intermediary, by book entry or otherwise, and (c) the sending by such financial intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected first security interest therein. We assume, in giving this opinion, that such items of Collateral will be owned by the Borrowers and that, at the time the Lender's security interest is noted on the records of any financial intermediary, such Pledged Securities will be free of any interest created through the Federal Reserve Bank, clearing corporation and/or financial intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

10. The execution, delivery and performance by Industry of the Loan Documents, will not (i) conflict with or violate any provision of the Agreement of Limited Partnership of Industry; (ii) require any license, approval or other action by any governmental authority that has not been obtained;
     (iii) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of Industry other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of Industry pursuant to, any agreement or other instrument to which Industry may be bound or to which Industry or any of its property may be subject; or (v) result in any violation of the provisions of any law or, to the best of our knowledge, any order of any court or any governmental agency, to which Industry may be bound or to which Industry or any of its property may be subject.

11. The execution, delivery and performance by IMC of the Loan Documents, will not (i) conflict with or violate any provision of the Articles of Incorporation or By-laws of IMC; (ii) require any license, approval or other action by any governmental authority that has not been obtained;
     (iii) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of IMC other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of IMC pursuant to, any agreement or other instrument to which IMC may be bound or to which IMC or any of its property may be subject; or (v) result in any violation of the provisions of any law or any order of any court or, to the best of our knowledge, any governmental agency, to which IMC may be bound or to which IMC or any of its property may be subject.

12. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting either Borrower, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrowers as a whole.

13. The making of the Advances as contemplated by the Agreement will not violate Regulation G of the Board of Governors of the Federal Reserve System.

14.  Neither  Borrower  is  an  "investment   company"  or  "controlled"  by  an
     "investment company" within the meaning of the Investment Company Act of 1940, as amended.

15. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated; and has the full legal power and authority to own its property and to carry on its business as currently conducted.

16. The General Partner has the power and authority to execute and deliver the Loan Documents, as the general partner of Industry. The execution and delivery of the Loan Documents by the General Partner, on behalf of Industry, have been duly and validly authorized by all necessary actions on the part of the General Partner and will not conflict with or violate any provision of the Articles of Incorporation or Bylaws of the General Partner.

     This opinion may be relied upon by you and your successors and assigns and by any participant in the Loan.

     All capitalized terms used herein, not otherwise defined herein, shall have the meanings given such terms in the Agreement.

                                       Very truly yours,



                                       _________________________________________



                                      By: ______________________________________

                                                                    EXHIBIT I-SF

                              OFFICER'S CERTIFICATE


     Reference is made to that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) between INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, and IMC CORPORATION OF AMERICA, a Delaware corporation (the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 29, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(d) of the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on _________________________, 19___ ("Statement Date",) and with respect to the Borrowers and their Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Borrowers met the covenants set forth in Sections 7.5, 7.6, 7.7, 7.8, 7.9 and 7.11, or if the Borrowers did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

3.   No recourse Servicing Contracts have been acquired by the Borrowers.

4. The Borrowers were in compliance with the applicable HUD, GNMA or Investor net worth requirements, and in good standing with VA, HUD, GNMA and each Investor.

5. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, its Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Borrowers have taken, is taking and proposes to take with respect thereto.

6. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated: ___________________________

                                  INDUSTRY MORTGAGE COMPANY, L.P.,
                                  a Delaware limited partnership

                                  By:  INDUSTRY MORTGAGE CORPORATION,
                                       a Delaware corporation


                                      By: ______________________________________

                                      Its: _____________________________________
                                      Its: General Partner

                                  IMC CORPORATION OF AMERICA,
                                  a Delaware corporation


                                  By: __________________________________________

                                  Its: _________________________________________

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Borrowers Names:    INDUSTRY  MORTGAGE  COMPANY,  L.P.  and  IMC
                    CORPORATION OF AMERICA and their Subsidiaries

Statement Date: _________________________________

     All financial calculations set forth herein are as of the Statement Date.

I. NET WORTH

A. Net Worth of the Borrowers is:

   Plus: Total assets:                  $ _________________
   Minus: Total liabilities:            $ _________________

   NET WORTH:                    $ ________________________

   B.   Requirements of Section 7.6 of the Agreement:

        MINIMUM NET WORTH OF $7,000,000.

   C.   Covenant Satisfied: ____ Covenant Not Satisfied: ____

II. TANGIBLE NET WORTH

         Net Worth:                                   $___________________

         Plus: Loan loss reserves:                    $___________________
         Minus:  Advances to owners, officers or
                 Affiliates:                          $___________________
         Minus: Investments in Affiliates:            $___________________
         Minus:  Assets pledged to secure liabilities
                 not included in Debt:                $___________________
         Minus: Intangible assets:                    $___________________
         Minus:  Any other HUD nonacceptable assets:  $___________________
         Minus:  Other assets unacceptable to the
                 Lender:                              $___________________

         TANGIBLE NET WORTH                   $___________________________

III. ADJUSTED TANGIBLE NET WORTH

     A.   Adjusted Tangible Net Worth of the Borrowers is

          Tangible Net Worth (from II above)          $___________________
          Minus: Capitalized excess servicing fees    $___________________
          Minus: Capitalized servicing rights         $___________________
          Plus:  1% of Adjusted Servicing Portfolio
                 (from IV below):                     $___________________

          Plus:  Deferred taxes arising from capitalized
                 excess servicing fees:               $___________________

          ADJUSTED TANGIBLE NET WORTH            $_________________________

     B.   Requirements of Section 7.7 of the Agreement:

          MINIMUM ADJUSTED TANGIBLE NET WORTH OF $10,000,000.

     C.   Covenant Satisfied: ____  Covenant Not Satisfied: ____

IV. ADJUSTED SERVICING PORTFOLIO

          Adjusted Servicing Portfolio of the Borrowers is:

          Servicing Portfolio owned by the Borrowers is:  $___________________
          Minus: The unpaid principal balance of
                 Mortgage Loans:
                 Past due 60 days or more:                $___________________
                 Sold with recourse:                      $___________________
                 For which the Servicing Contracts
                 are pledged to others:                   $___________________
                 Serviced by Borrowers for others under
                 subservicing arrangements:               $___________________

          ADJUSTED SERVICING PORTFOLIO            $___________________________

V. PLEDGED SERVICING PORTFOLIO

   A. Outstanding principal balance of Mortgage
      Loan's serviced pursuant to pledged Servicing
      Contracts:                                           $___________________

      Minus: The unpaid principal balance of
             Mortgage Loans:
             Past due 60 days or more:                     $___________________
             Sold with recourse:                           $___________________
             For which the Servicing Contracts
             are pledged to others:                        $___________________
             Serviced by Borrowers for others under
             subservicing arrangements:                    $___________________

      PLEDGED SERVICING PORTFOLIO                          $___________________

   B. Requirements of Section 7.8 of the Agreement:

      ADJUSTED SERVICING PORTFOLIO OF $150,000,000.

   C.   Covenant Satisfied: _____ Covenant Not Satisfied: _____

VI. DEBT OF THE BORROWERS

    Total liabilities                                      $___________________
       Minus:   Loan loss reserves:                        $___________________
       Minus:   Deferred taxes arising from capitalized
                excess servicing fees:                     $___________________
       Minus:   Debt arising under Hedging Arrangements
                (to the extent of offsetting assets)       $___________________

       DEBT                                 $__________________________________

VII. RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

     A.   The ratio of Debt to Adjusted Tangible Net Worth (VI to
          III.A) is:                              ______________ to 1

     B.   Requirements of Section 7.5 of the Agreement:

          The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 25 to 1.

     C.   Covenant Satisfied: ___ Covenant Not Satisfied: ____

VIII. DISTRIBUTIONS

     A.   The actual aggregate distributions to Partners declared
          or paid by Industry during the current fiscal year
          was:                                             $___________________

     B.   The net income of Industry on a fiscal year-to-date basis
          was:                                             $___________________

     C.   The amount of taxes payable by Industry's Partners ln
          respect of Industry's net income on a fiscal year-to-date
          basis was:                                       $___________________

     D.   Requirements of Section 7.11 of the Agreement:

          Declare or pay distributions in excess of the greater of (i) the amount required to enable its Partners to pay income taxes payable by them in respect of Industry's net income or (b) Industry's net income earned in any fiscal year as determined on a fiscal year-to-date basis.

     E.   Covenant Satisfied: ____ Covenant Not Satisfied: ____

                                                                       EXHIBIT J

                      SCHEDULE OF EXISTING LINES OF CREDIT


LENDER NAME                   COMMITMENT AMOUNT                 EXPIRATION DATE
- -----------                   -----------------                 ---------------

                          (to be completed by Company)

                                                                     EXHIBIT K-l

                              FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                           (Letterhead of the Company)

                                                                   March 1, 1996

The First National Bank of Chicago
One North State Street
Chicago, IL 60602

Gentlemen:

     The undersigned,  _______________________________  (the "Company"),  hereby authorizes The First National Bank of Chicago (the "Funding Bank") to permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's operating account no. _____________________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Warehousing Credit and Security Agreement (the "Agreement") by and between the Company and the Lender; and (b) for amounts due and owing to the Lender, including but not limited to principal, interest and fees.

     Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                                       Very truly yours,



                                       ________________________________________,
                                       a _______________________corporation



                                       By: _____________________________________

                                       Its: ____________________________________


ACKNOWLEDGED AND AGREED THIS
______ DAY OF ____________________, 19___.

THE FIRST NATIONAL BANK OF CHICAGO



By: ___________________________________

Its: __________________________________

                                                                     EXHIBIT K-2

                              FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                           (Letterhead of the Company)

                                                                   March 1, 1996


_____________________________

_____________________________

_____________________________


Gentlemen:

     The undersigned,  ________________________________(the  "Company"),  hereby authorizes  ________________________________________  (the  "Funding  Bank")  to
permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's account no. _______________________ (the "Check Disbursement Account") for the purpose of reviewing account activity and to debit and/or credit such account for transactions relating to the financing of Mortgage Loans against which the Lender has made Advances under the terms of a Warehousing Credit and Security Agreement (the "Agreement") by and between the Lender and the Company. In addition, the Company requests that the Lender (i) instruct the Funding Bank as to which checks drawn by the Company on the Check Disbursement Account relate to the financing of Mortgage Loans against which the Lender has made Advances and (ii) cause the Funding Bank to apply the proceeds of those Advances on deposit in the Check Disbursement Account toward the payment of such checks.

     Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Check Disbursement Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                                       Very truly yours,



                                       ________________________________________,
                                       a ________________________corporation


                                       By: _____________________________________

                                       Its: ____________________________________



ACKNOWLEDGED AND AGREED THIS
______ DAY OF _______________, 19__.



_______________________________________
             (Funding Bank)



By: ___________________________________


Its: __________________________________

                                                                       EXHIBIT L










                             [INTENTIONALLY OMITTED]

                                                           EXHIBIT M



                       SECURITY AGREEMENT AS PROVIDED FOR
                   BY THE UNIFORM COMMERCIAL CODE OF MINNESOTA
                        (Form of Bailee Pledge Agreement)



     For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, and IMC CORPORATION OF AMERICA, a Pennsylvania corporation (the "Borrowers") under that certain Warehousing Credit and Security Agreement dated as of March 1, 1996, as may be amended from time to time, by and between the Borrowers and RESIDENTIAL FUNDING CORPORATION (the "Lender"), the Borrowers create and grant in favor and for the benefit of the Lender a security interest in and to the instruments and documents described in Exhibit C-SF attached to this Agreement.


                            (LIST OF MORTGAGE LOANS)

                [for each Mortgage Loan identified herein, attach
                            a completed Exhibit C-SF]


     The  Borrowers  have  given to  _______________________________  (escrow or title company), who has possession of such instruments and documents, notice of the foregoing described security interest in favor of the Lender or the Borrowers have possession of such instruments and documents and acknowledge the foregoing described security interest in favor of the Lender.

     The Borrowers further agree to deliver the documents described in the attached Exhibits C-SF to the Lender, immediately upon the request of the Lender (whether written or oral), but in any event, on or before five (5) days from the date hereof unless otherwise requested by the Lender.

     The Borrowers further agree that this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Lender.

     The Borrowers further agree that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Borrowers have caused this Bailee Pledge Agreement to be executed by the respective officers or agents thereunto duly authorized, as of this ____ day of _____________, 19___.


                                 INDUSTRY MORTGAGE COMPANY, L.P.,
                                 a Delaware limited partnership

                                 By:  INDUSTRY MORTGAGE CORPORATION,
                                      a Delaware corporation


                                     By: _______________________________________

                                     Its: ______________________________________
                               Its: General Partner


                                 IMC CORPORATION OF AMERICA,
                                 a Pennsylvania corporation


                                 By: ___________________________________________

                                 Its: __________________________________________

                                                                       EXHIBIT N


                         TERMS OF GUARANTEED OBLIGATIONS


     Each Borrower hereby agrees to the following terms with respect to Advances made by the Lender to the other Borrower:

     1. Each Borrower irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Advances made to the other Borrower when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

     2. Each Borrower further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the other Borrower of all duties, agreements and obligations of the other Borrower contained in the Note and the Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Note and the Agreement from the other Borrower (the payment and performance of the items set forth in Paragraphs 1 and 2 of this Exhibit N are collectively referred to as the ("Other Borrower Debt").

     3. In the event the other Borrower shall at any time fail to pay the Lender any Other Borrower Debt when due, whether by acceleration or otherwise, each Borrower promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).

     4. Each Borrower does hereby (a) agree to any modifications of any terms or conditions of any Other Borrower Debt and/or to any extensions or renewals of time of payment or performance by the other Borrower; (b) agree that it shall not be necessary for the Lender to resort to legal remedies against the other Borrower, nor to take any action against any other Person obligated (an "Obligor") on or against any collateral for payment or performance of the Other Borrower Debt before proceedings against such Borrower; (c) agree that no release of the other Borrower or any other guarantor or Obligor, or of any collateral, for the Other Borrower

Debt, whether by operation of law or by any act of the Lender, with or without notice to such Borrower, shall release such Borrower; and (d) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

     5. The obligations of each Borrower for the Other Borrower Debt shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the Note, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Other Borrower Debt; (b) the taking or failure to take any action to enforce the Agreement or the Note, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Lender of any provisions of the Agreement or the Note; (c) any impairment, modification, change, release or limitation in any manner of the liability of the other Borrower or its estate in bankruptcy, or of any remedy for the enforcement of the other Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the other Borrower; (d) the merger or consolidation of the other Borrower, or any sale or transfer by the other Borrower of all or part of its assets or property;
(e) any claim such Borrower may have against the other Borrower or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the other Borrower or any other Obligor; (g) any other action or circumstance which (with or without notice to or knowledge of such Borrower) might in any manner or to any extent vary the risks of such Borrower or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Borrower that its obligations for the Other Borrower Debt shall not be discharged except by the full payment and performance of the Other Borrower Debt.

     6. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from either Borrower or from any other source, shall be made on the Obligations and any other indebtedness owed by either Borrower and/or any other Obligor to the Lender.

     7. The obligations of each Borrower hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Borrower Debt is rescinded or must otherwise be restored or returned by the Lender

(as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to either Borrower or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Borrower Debt shall at such time be prevented by reason of the pendency against either Borrower or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Borrower agrees that its obligations for the Other Borrower Debt shall be deemed to have been declared in default or accelerated with the same effect as if such obligations had been declared in default and accelerated in accordance with their respective terms and each Borrower shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     8. Each Borrower hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's obligations for the Other Borrower Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the other Borrower or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the other Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Borrower in violation of the preceding sentence and the Other Borrower Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Other Borrower Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Borrower hereby specifically acknowledges that any subrogation rights which it may have against the other Borrower or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give such Borrower a defense to a deficiency judgment against it. Such Borrower hereby irrevocably waives such defense. Each Borrower acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     9. No postponement or delay on the part of the Lender in the enforcement of any right with respect to the Obligations of either Borrower, including, without limitation, the Other Borrower Debt, shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     10. Any indebtedness of either Borrower now or hereafter held by the other Borrower is hereby subordinated to the indebtedness of the Borrowers to the Lender, and such indebtedness of either Borrower to the other Borrower shall, if the Lender so requests, be collected, enforced and received by the Borrower to which it is owed as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the other Borrower to the Lender.

                                                                       EXHIBIT O



                               SECURITY AGREEMENT
                     (Form of Supplemental Pledge Agreement)



     For value received, as collateral security for the payment of any and all indebtedness and liability of INDUSTRY MORTGAGE COMPANY, L.P. and IMC CORPORATION OF AMERICA (the "Borrowers") under that certain Warehousing Credit and Security Agreement dated as of March 1, 1996, as the same has been and may hereafter be amended from time to time (the "Warehouse Agreement"), by and between the Borrowers and RESIDENTIAL FUNDING CORPORATION (the "Lender"), the Borrowers create and grant in favor and for the benefit of the Lender a security interest in and to the Nonrecourse Servicing Contracts with respect to Single Family Mortgage Loans described on Exhibit A attached hereto, and the related Collateral described in Sections 3.1(e), 3.1(f), 3.1(g), 3.1(i), 3.1(j) and 3.1(k) of each Agreement (collectively, the "Supplemental Collateral").

     The Borrowers further agree to deliver to the Lender such documents as the Lender may reasonably request with respect to the Supplemental Collateral, immediately upon the request of the Lender (whether written or oral), and thereof the Lender may exclude any Supplemental Collateral from the Servicing Portfolio if such information is not delivered or is not satisfactory in all respects to the Lender.

     The Borrowers further agree that this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Lender.

     The Borrowers further agree that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Borrowers have caused this Security Pledge Agreement to be executed by the respective officers or agents thereunto duly authorized, as of this ___________ day of _____________________, 19___.


                                  INDUSTRY MORTGAGE COMPANY, L.P,
                                  a Delaware limited partnership

                                  By:  INDUSTRY MORTGAGE CORPORATION,
                                       a Delaware corporation

                                       By: _____________________________________

                                       Its: ____________________________________
                                  Its: General Partner


                                  IMC CORPORATION OF AMERICA,
                                  a Pennsylvania corporation


                                  By: __________________________________________

                                  Its: _________________________________________


STATE OF   _________________  )
                              ) ss
COUNTY OF  _________________  )

     On ______________________, 1996, before me, a Notary Public, personally appeared ______________________________, the ______________________________ of
INDUSTRY MORTGAGE CORPORATION, a Delaware corporation, which is the General Partner of INDUSTRY MORTGAGE COMPANY, L.P, a Delaware limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                       _________________________________________
                                       Notary Public
          (SEAL)                       My Commission Expires: __________________

STATE OF   _________________  )
                              ) ss
COUNTY OF  _________________  )

     On _________________________, 1996, before me, a Notary Public, personally appeared ___________________________, the ___________________________ of IMC
CORPORATION OF AMERICA, a Pennsylvania corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                       _________________________________________
                                       Notary Public
          (SEAL)                       My Commission Expires: __________________

                                                                       EXHIBIT P


                        PERMITTED CONTINGENT LIABILITIES



                        (to be completed by the Company)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  INDUSTRY MORTGAGE COMPANY, L.P.,
                                  a Delaware limited partnership

                                  By: INDUSTRY MORTGAGE CORPORATION,
                                      a Delaware corporation

                                       By: THOMAS G. MIDDLETON

                                               Chief Operating Officer
                                       Its: ____________________________________
                                  Its: General Partner

                                  IMC CORPORATION OF AMERICA,
                                  a Pennsylvania corporation


                                  By: THOMAS G. MIDDLETON

                                               Chief Operating Officer
                                  Its: _________________________________________

                                  RESIDENTIAL FUNDING CORPORATION,
                                  a Delaware corporation



                                  By: DONNA A.WEST

                                               Director
                                  Its: _________________________________________





STATE OF   FLORIDA       )
                         ) ss
COUNTY OF  HILLSBOROUGH  )


     On March 28, 1996, before me, a Notary Public,  personally  appeared THOMAS
G. MIDDLETON, the C.O.O. of INDUSTRY MORTGAGE CORPORATION, a Delaware corporation, which is the General Partner of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                                        SUSAN M. SEMPLE
                                       _________________________________________
                                       Notary Public
          (SEAL)                       My Commission Expires: __________________

STATE OF   FLORIDA       )
                         ) ss
COUNTY OF  HILLSBOROUGH  )

     On March 28, 1996, before me, a Notary Public,  personally  appeared THOMAS
G. MIDDLETON, the C.O.O. of IMC CORPORATION OF AMERICA, a Pennsylvania corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                                        SUSAN M. SEMPLE
                                       _________________________________________
                                       Notary Public
          (SEAL)                       My Commission Expires: __________________




STATE OF   FLORIDA   )
                     ) ss
COUNTY OF  BROWARD   )

     On March 29, 1996, before me, a Notary Public, personally appeared DONNA A. WEST, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                       MARSHA S. GRABIN

                                       Notary Public
          (SEAL)                       My Commission Expires:  9/15/98

- --------------------------------------------------------------------------------
Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437
612-832-7000

March 29, 1996




Industry Mortgage Company, L.P.
IMC Corporation of America
3450 Buschwood Park Drive
Suite 250
Tampa, Florida 33618
Attention: Mr. George Freeman

        RE: Warehouse Credit and Security Agreement (Single Family Mortgage Loans) dated as of March 1, 1996 (the "Agreement") between INDUSTRY MORTGAGE COMPANY, L.P. and IMC CORPORATION OF AMERICA, as Borrowers, and RESIDENTIAL FUNDING CORPORATION, as Lender.

Ladies and Gentlemen:

     Reference is made to the Agreement. Terms capitalized and used herein without being defined shall have the meanings given them in the Agreement.

     For purposes hereof, the following terms shall have the following meanings:

        "Depository Benefit" shall mean the compensation received by the Lender, directly or indirectly, as a result of the Borrowers' maintenance of Eligible Balances with a Designated Bank.

        "Designated Bank" means any bank(s) designated from time to time by the Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit.

        "Eligible Balances" means all funds of or maintained by the Borrowers and their Subsidiaries in non-interest bearing accounts at a Designated Bank, less balances used to support fees, interest or other amounts that would otherwise be payable to the Designated Bank, float, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

March 29, 1996
Page 2


        "Floating Rate" means a floating rate of interest which is equal to one and one-half percent (1.50%) per annum over LIBOR. The Floating Rate will be adjusted as of the effective date of each change in LIBOR. The Lender's determination of the Floating Rate as of any date of determination shall be conclusive and binding, absent manifest error.


        "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder, Inc. on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

        "Premium Advance Rate" means a floating rate of interest which is equal to [certain confidential information has been omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment] per annum over LIBOR. The Premium Advance Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Lender's determination of the Premium Advance Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     Prior to the occurrence of an Event of Default, the unpaid amount of each Warehousing Advance and Subwarehousing Advance shall bear interest, from the date of such Advance until paid in full, at the Floating Rate. Prior to the occurrence of an Event of Default, the unpaid amount of each Premium Advance shall bear interest, from the date of such Advance until paid in full, at the Premium Advance Rate.

     The Borrowers shall be entitled to receive certain benefits based on the average monthly Eligible Balances of the Borrowers maintained at a Designated Bank. After the end of each calendar month, the Lender will calculate the interest due for the applicable month, by electing a portion ("Balance Funded Portion") of the Advances which is equal to the lesser of (a) the Advances outstanding during such month or (b) the average amount of Eligible Balances on deposit with a Designated Bank during such month. The Balance Funded Portion of the Advances shall bear interest at

March 29, 1996
Page 3


balance funded rates of (a) one and one-half percent (1.50%) per annum for the Balance Funded Portion of Warehousing Advances, and (b) [certain confidential information has been omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment] per annum for the Balance Funded Portion of Premium Advances.

     The Balance Funded Portion of the Advances outstanding for a month shall be determined by (a) first, deducting the average amount of Warehousing Advances and Subwarehousing Advances outstanding for a month from the average amount of Eligible Balances during such month, but only to the extent of the average amount of Eligible Balances, and (b) second, to the extent Eligible Balances remain for such month, deducting the average amount of Premium Advances outstanding for a month from the remaining average amount of Eligible Balances during such month, but only to the extent of the remaining average amount of Eligible Balances.

     If, for any month, a portion of the average amount of Eligible Balances remains ("Remainder") after the Balance Funded Portion has been deducted, the Lender shall provide a benefit in the form of an "Earnings Credit" on the Remainder portion of the Eligible Balances maintained in time deposit accounts with the Designated Bank, and the Lender shall provide a benefit in the form of an "Earnings Allowance" on the Remainder portion of the Eligible Balances maintained in demand deposit accounts with the Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Non-Usage Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provided a cash benefit to the Borrowers.


     The Lender's determination of the Balance Funded Portion, the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Borrowers exceed the Depository Benefit.

     Either party hereto may terminate the benefits provided for in the four preceding paragraphs, effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such

March 29, 1996
Page 4



party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

     Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the tenth day of each month, commencing with the first month following the Closing Date, and on the Maturity Date. Except with respect to interest due on the Maturity Date, the Lender shall provide the Borrowers with a statement of interest due no later than five (5) days before the date such interest is due. Failure of the Lender to deliver the statement of interest to the Borrowers does not negate the Borrowers' obligation to pay.

     If, for any reason, no interest is due on an Advance, the Borrowers agree to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate applicable to such Advances under the applicable section hereof, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

     Upon and after the occurrence and during the continuation of an Event of Default hereunder, the Lender may give Notice to the Borrowers that the unpaid amount of each Advance shall bear interest, until paid in full, at a rate of interest (the "Default Rate") equal to four percent (4%) per annum over the applicable rate provided in the applicable subsection of this Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advance.

     The Borrowers may, from time to time, prepay a portion of the Advances pursuant to this Section 2.4(g) (any such prepayment is hereafter referred to as a "Buydown"). A Buydown shall not entitle the Borrowers to the release of any Collateral. All or any portion of a Buydown may be reborrowed hereunder, provided no Default or Event of Default has occurred and is continuing, upon written notice to the Lender no later than 9:30 a.m. on the Business Day that the Borrowers desire to reborrow such amount. The Lender shall use its best efforts to apply the Buydown to reduce interest on the Advances as follows: first, Premium Advances; and second, other Advances. In the event the Lender receives a payment of Advances that would, as a result of the Buydown, reduce the outstanding principal balance of the Advances to an amount less than zero, unless an Event of Default shall have occurred and be continuing, the Buydown, or a portion thereof equal to such excess, shall be re-advanced to the Borrowers.

March 29, 1996
Page 5


     At the end of each calendar quarter during the term hereof commencing with the calendar quarter ending on June 30, 1996, the Lender shall determine the average usage of the Commitment by calculating the arithmetic daily average of the Advances outstanding during such calendar quarter (or, in the case of the period ending June 30, 1996, from the Closing Date through June 30, 1996). The Lender shall then subtract such quarter average usage (the 'Used Portion') from the Commitment (and the result thereof shall be known as the 'Unused Portion'), and the Borrowers shall pay in arrears, within thirty (30) days after the end of each calendar quarter, a Non-Usage Fee (the 'Non-Usage Fee') equal to [certain confidential information has been omitted and filed separately with the Commission pursuant to a Request for Confidential Treatment] per annum on the total amount of the Unused Portion of the Commitment during esuch calendar quarter; provided, however, that no Non-Usage Fee shall be payable for any Calendar Quarter in which the Used Portion equals or exceeds fifty percent (50%) of the average Commitment Amount in effect during such calendar quarter. If the expiration date of the Commitment is other than the last day of a calendar quarter, the Borrowers shall pay the prorated protion of the quarterly Non-Usage Fee due from the beginning of the then current quarter to and including the expiration date. For the purposes hereof, quarters shall be defined as beginning April 1, July 1, October 1 and January 1. In the absence of manifest error, the calculation by the Lender of the amount of any Non-Usage Fee shall be conclusive.

     The Borrowers agree to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     All agreements between the Borrowers and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Agreement or the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances securea by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, or any other document securing this Agreement at any time given shall involve

March 29, 1996
Page 6

transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Borrowers and Lender and shall also be binding upon and available to any subsequent holder of the Note.

     In the event any applicable law, order, regulation or directive issued by any governmental or monetary authority, or any change therein or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

              Does or shall subject the Lender to any tax of any kind whatsoever with respect to the Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdictions in which the Lender's principal office is located);

              Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any person controlling the Lender as it relates to credit facilities in the nature of that evidenced by the Agreement, then, in any such case, the Borrowers shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to the Agreement or Advances made thereunder, provided, that the Borrowers shall not be obligated to pay any such additional amount (i) unless the Lender shall first have notified

March 29, 1996
Page 7



the Borrowers in writing that it intends to seek such compensation pursuant to this Section, or (ii) to the extent such additional amounts or any portion thereof are attributable to the period ending 91 days prior to the date of the first such notice with respect to the applicable legal or regulatory change (the "Excluded Period"), except to the extent any amount is attributable to the Excluded Period as a result of the retroactive application of the applicable legal or regulatory change. If the Lender notifies the Borrowers in writing that it is entitled to claim any additional amounts pursuant to this paragraph, the Borrowers shall pay such amount within fifteen (15) days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Borrowers shall be conclusive in the absence of manifest error. The obligations of the Borrowers under this paragraph shall survive the payment of all other Obligations and the termination of the Agreement.

     Your acknowledgement of this letter is a condition to the willingness of the Lender to make Advances under the Agreement. Please acknowledge this letter in the space provided below to indicate your agreement to the terms set forth in this letter.

                                       Very truly yours,

                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation

                                                       DONNA A. WEST
                                       By: _____________________________________

                                       Its:  Director

ACKNOWLEDGED AND AGREED TO
THIS 28TH DAY OF MARCH 1996.

INDUSTRY MORTGAGE COMPANY, L.P.,
a Delaware limited partnership

By:  INDUSTRY MORTGAGE CORPORATION,
     a Delaware corporation

                 [NAME]
     By:____________________________

           CHIEF OPERATING OFFICER
     Its:___________________________
Its: General Partner

IMC CORPORATION OF AMERICA,
a Delaware corporation

                 [NAME]
By:__________________________________

           CHIEF OPERATING OFFICER
Its:_________________________________

March 29, 1996
Page 8


            FLORIDA
STATE OF ______________)
                       ) ss
            BROWARD
COUNTY OF _____________)


               MARCH 29
     On  _____________________,  1996,  before me, a Notary  Public,  personally
                 DONNA A. WEST
appeared ____________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                  MARSHA S. GRABIN
                                  ______________________________________________
      [SEAL]                      Notary Public
                                                                9/15/98
                                  My Commission Expires: _______________________


          FLORIDA
STATE OF ______________)
                       ) ss
          HILLSBOROUGH
COUNTY OF _____________)

           MARCH 28
     On ______________,  1996, before me, a Notary Public,  personally  appeared
THOMAS G. MIDDDLETON                  C.O.O.
______________________,   the   ________________________  of  INDUSTRY  MORTGAGE
CORPORATION, a Delaware corporation, which is the General Partner of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   SUSAN M. SEMPLE
                                  ______________________________________________
                                  Notary Public
       [SEAL]                                                    MAR 30 1998
                                  My Commission Expires: _______________________

March 29, 1996
Page 9



STATE OF ______________)
                       ) ss
COUNTY OF _____________)

     On ______________,  1996, before me, a Notary Public,  personally  appeared
______________________,  the  ________________________  of  IMC  CORPORATION  OF
AMERICA, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                  ______________________________________________
                                  Notary Public
 (SEAL)                           My Commission Expires: _______________________